Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 1 TO THE CREDIT AGREEMENT

AMENDMENT NO. 1 TO THE CREDIT AGREEMENT (this “Amendment”), dated as of June 1, 2011 among CATALENT PHARMA SOLUTIONS, INC., a Delaware corporation (the “Borrower”), PTS INTERMEDIATE HOLDINGS LLC, a Delaware limited liability company (“Holdings”), MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent (in such capacity, the “Administrative Agent”), Collateral Agent and Swing Line Lender and each lender party hereto.

PRELIMINARY STATEMENTS:

(1) The Borrower, Holdings, Morgan Stanley Senior Funding, Inc., as Administrative Agent, Collateral Agent and Swing Line Lender, Bank of America, N.A., as L/C Issuer, the other lenders party thereto and the other agents party thereto have entered into a Credit Agreement dated as of April 10, 2007 (as the same may have been amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

(2) The Borrower has requested an extension of the maturity date for the Revolving Credit Loans and Revolving Credit Commitments and other amendments to the Credit Agreement, as hereinafter set forth.

(3) Each Revolving Credit Lender who executes and delivers to the Administrative Agent a counterpart to this Amendment as an “Extending and Consenting Lender” prior to the effectiveness of this Amendment shall be deemed, upon the effectiveness of Section 1 of this Amendment, to have (a) converted its Revolving Credit Commitment into a Revolving Tranche-2 Commitment (as defined hereinafter), in the aggregate amount set forth (i) on such Lender’s signature page hereto and (ii) opposite such Lender’s name on Schedule 2.01(c) under the caption “Revolving Tranche-2 Commitment” and (b) converted its outstanding Revolving Credit Loans into Revolving Tranche-2 Loans (as defined hereinafter) in a percentage equal to the percentage of such Revolving Credit Lender’s Revolving Credit Commitment that will be converted to a Revolving Tranche-2 Commitment upon the effectiveness of this Amendment.

(4) To the extent not so converted and extended upon the effectiveness of this Amendment, any amount of Revolving Credit Commitment and Revolving Credit Loan shall remain in place under the Credit Agreement and be renamed as Revolving Tranche-1 Commitment and Revolving Tranche-1 Loan, respectively, with the same respective terms, rights and obligations under the Loan Documents as before giving effect to this Amendment, except as otherwise set forth herein.

(5) The Borrower and the Required Lenders party hereto have agreed to amend the Credit Agreement to effect the changes described above and other changes as hereinafter set forth.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

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SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, effective as of the Amendment No. 1 Effective Date (as hereinafter defined) and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, hereby amended as follows:

(a) Section 1.01 is amended to add the following new definitions in the appropriate alphabetical position:

“Amendment No. 1” means Amendment No. 1 to this Agreement, dated as of June 1, 2011 among Holdings, the Borrower, the Lenders party thereto and the Administrative Agent.

“Amendment No. 1 Effective Date” means June 1, 2011.

“Existing Class” shall mean each Class of Existing Revolving Credit Loans and Existing Revolving Credit Commitments.

“Existing Revolving Credit Commitment” has the meaning specified in Section 2.16(a).

“Existing Revolving Credit Loans” has the meaning specified in Section 2.16(a).

“Extended Revolving Credit Commitment” has the meaning specified in Section 2.16(a).

“Extended Revolving Credit Loans” has the meaning specified in Section 2.16(a).

“Extending Lender” has the meaning specified in Section 2.16(b).

“Extension Agreement” has the meaning specified in Section 2.16(c).

“Extension Election” has the meaning specified in Section 2.16(b).

“Extension Series” shall mean all Extended Revolving Credit Commitments that are established pursuant to the same Extension Agreement (or any subsequent Extension Agreement to the extent such Extension Agreement expressly provides that the Extended Revolving Credit Commitments, provided for therein are intended to be a part of any previously established Extension Series) and that provide for the same interest margins, extension fees, if any, and amortization schedule.

“Revolving Credit Extension Request” has the meaning specified in Section 2.16(a).

“Revolving Tranche-1 Borrowing” means a borrowing consisting of Revolving Tranche-1 Loans of the same Type and, in the case of Eurocurrency Rate Loans, having the same Interest Period made by each of the Revolving Tranche-1 Lenders pursuant to Section 2.01(c)(i) or Section 2.15(b).

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“Revolving Tranche-1 Commitment” means, as to each Revolving Tranche-1 Lender, its obligation to (a) make Revolving Tranche-1 Loans to the Borrower pursuant to Section 2.01(c)(i), (b) purchase participations in L/C Obligations in respect of Letters of Credit and (c) purchase participations in Swing Line Loans, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth, and opposite such Lender’s name on Schedule 2.01(c) under the caption “Revolving Tranche-1 Commitment” or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The aggregate Revolving Tranche-1 Commitments of all Revolving Tranche-1 Lenders shall be $149,750,000 on the Amendment No. 1 Effective Date, as such amount may be adjusted from time to time in accordance with the terms of this Agreement.

“Revolving Tranche-1 Facility” means, at any time, the aggregate amount of the Revolving Tranche-1 Lenders’ Revolving Tranche-1 Commitments at such time.

“Revolving Tranche-1 Lender” means, at any time, any Lender that has a Revolving Tranche-1 Commitment at such time.

“Revolving Tranche-1 Loan” means each loan to the Borrower (a) made pursuant to Section 2.01(c)(i) or (b) converted as Revolving Tranche-1 Loans pursuant to Section 2.15(b).

“Revolving Tranche-1 Note” means a promissory note of the Borrower payable to any Revolving Tranche-1 Lender or its registered assigns, in substantially the form of Exhibit C-3 hereto, evidencing the aggregate Indebtedness of the Borrower to such Revolving Tranche-1 Lender resulting from the Revolving Tranche-1 Loans made by such Revolving Tranche-1 Lender.

“Revolving Tranche-2 Borrowing” means a borrowing consisting of Revolving Tranche-2 Loans of the same Type and, in the case of Eurocurrency Rate Loans, having the same Interest Period made by each of the Revolving Tranche-2 Lenders pursuant to Section 2.01(c)(ii) or Section 2.15(a).

“Revolving Tranche-2 Commitment” means, as to each Revolving Tranche-2 Lender, its obligation to (a) make Revolving Tranche-2 Loans to the Borrower pursuant to Section 2.01(c)(ii), (b) purchase participations in L/C Obligations in respect of Letters of Credit and (c) purchase participations in Swing Line Loans, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth, and opposite such Lender’s name on Schedule 2.01(c) under the caption “Revolving Tranche-2 Commitment” or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The aggregate Revolving Tranche-2 Commitments of all Revolving Tranche-2 Lenders shall be $200,250,000 on the Amendment No. 1 Effective Date, as such amount may be adjusted from time to time in accordance with the terms of this Agreement.

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“Revolving Tranche-2 Condition” means, with respect to any Revolving Tranche-2 Loan, Revolving Tranche-2 Borrowing, Revolving Tranche-2 Letter of Credit or Revolving Tranche-2 Swing Line Loan, or any reallocation of risk participation of any Revolving Tranche-2 Letter of Credit or Revolving Tranche-2 Swing Line Loan, the condition that at the time of and after giving effect to the making of such Revolving Tranche-2 Loan, Revolving Tranche-2 Borrowing or reallocation or the issuance (or if applicable, renewal or amendment) of such Revolving Tranche-2 Letter of Credit, each Revolving Tranche-2 Lender’s Pro Rata Share (calculated as if Revolving Tranche-1 Lenders’ Pro Rata Share of the risk participation in respect of any Revolving Tranche-2 Letter of Credit is zero) of the Outstanding Amount of all L/C Obligations, plus such Revolving Tranche-2 Lender’s Pro Rata Share (calculated as if Revolving Tranche-1 Lenders’ Pro Rata Share of the risk participation in respect of any Revolving Tranche-2 Swing Line Loan is zero) of the Outstanding Amount of all Swing Line Loans, plus the Outstanding Amount of such Revolving Tranche-2 Lender’s Revolving Tranche-2 Loans, does not exceed such Revolving Tranche-2 Lenders’ Revolving Tranche-2 Commitment.

“Revolving Tranche-2 Facility” means, at any time, the aggregate amount of the Revolving Tranche-2 Lenders’ Revolving Tranche-2 Commitments at such time.

“Revolving Tranche-2 Lender” means, at any time, any Lender that has a Revolving Tranche-2 Commitment at such time.

“Revolving Tranche-2 Letter of Credit” means any Letter of Credit requested to be issued or renewed by the Borrower that at the time of such request would expire on a day later than the day that is five (5) Business Days prior to the scheduled Maturity Date then in effect for the Revolving Tranche-1 Facility (or, if such day is not a Business Day, the next preceding Business Day).

“Revolving Tranche-2 Loan” means each loan to the Borrower (a) made pursuant to Section 2.01(c)(ii) or (b) converted as Revolving Tranche-2 Loans pursuant to Section 2.15(a).

“Revolving Tranche-2 Note” means a promissory note of the Borrower payable to any Revolving Tranche-2 Lender or its registered assigns, in substantially the form of Exhibit C-3 hereto, evidencing the aggregate Indebtedness of the Borrower to such Revolving Tranche-2 Lender resulting from the Revolving Tranche-2 Loans made by such Revolving Tranche-2 Lender.

“Revolving Tranche-2 Swing Line Loan” means any Swing Line Loan requested by the Borrower that at the time of such request would expire on a day later than the scheduled Maturity Date then in effect for the Revolving Tranche-1 Facility.

“Section 2.16 Additional Agreement” has the meaning specified in Section 2.16(c).

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“Specified Existing Revolving Credit Commitment Class” has the meaning specified in Section 2.16(a).

(b) The following definitions contained in Section 1.01 of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

“Applicable Rate” means:

(a) in respect of the Dollar Term Facility, Euro Term Facility and Revolving Tranche-1 Facility, a percentage per annum equal to the following percentages per annum, based upon the Total Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a):

Applicable Rate

Pricing Level	Total Leverage Ratio	Eurocurrency Rate for Revolving Tranche-1 Loans and Letter of Credit Fees	Base Rate for Revolving Tranche-1 Loans	Commitment Fee Rate	Eurocurrency Rate for Dollar Term Loans and Euro Term Loans	Base Rate for Dollar Term Loans and Euro Term Loans

1	> 5.0:1.0	2.25%	1.25%	0.50%	2.25%	1.25%

2	< 5.0:1.0 but > 4.0:1.0	2.25%	1.25%	0.50%	2.00%	1.00%

3	< 4.0:1.0	2.00%	1.00%	0.375%	1.75%	0.75%

(b) in respect of the Revolving Tranche-2 Facility, a percentage per annum equal to the following percentages per annum, based upon the Total Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a):

Applicable Rate

Pricing Level	Total Leverage Ratio	Eurocurrency Rate for Revolving Tranche-2 Loans and Letter of Credit Fees	Base Rate for Revolving Tranche-2 Loans	Commitment Fee Rate

1	> 5.0:1.0	3.75%	2.75%	0.50%

2	< 5.0:1.0 but > 4.0:1.0	3.75%	2.75%	0.50%

3	< 4.0:1.0	3.50%	2.50%	0.375%

Any increase or decrease in the Applicable Rate resulting from a change in the Total Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(a); provided that at the option of the Administrative Agent or the Required Lenders, Pricing Level 1 shall apply (x) as of the first Business Day after the date on which a Compliance Certificate was required to have been delivered but was not delivered, and shall continue to so apply to and including the date on which such Compliance Certificate is so delivered (and thereafter

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the Pricing Level otherwise determined in accordance with this definition shall apply) and (y) as of the first Business Day after an Event of Default under Section 8.01(a) shall have occurred and be continuing, and shall continue to so apply to but excluding the date on which such Event of Default is cured or waived (and thereafter the Pricing Level otherwise determined in accordance with this definition shall apply).

“Borrowing” means a Revolving Credit Borrowing, a Swing Line Borrowing or a Term Borrowing of a particular Class, as the context may require.

“Class” (a) when used with respect to Lenders, refers to whether such Lenders are Revolving Tranche-1 Lenders, Revolving Tranche-2 Lenders, Dollar Term Lenders, Euro Term Lenders or any Extended Lenders in respect of the same Extension Series, (b) when used with respect to Commitments, refers to whether such Commitments are Revolving Tranche-1 Commitments, Revolving Tranche-2 Commitments, Dollar Term Commitments, Euro Term Commitments or an Extended Revolving Credit Commitment (of the same Extension Series) and (c) when used with respect to Loans or a Borrowing, refers to whether such Loans, or the Loans comprising such Borrowing, are Revolving Tranche-1 Loans, Revolving Tranche-2 Loans, Dollar Term Loans, Euro Term Loans or Extended Revolving Credit Loans (of the same Extension Series).

“Facility” means the Dollar Term Loans, the Euro Term Loans, the Letter of Credit Sublimit, the Revolving Tranche-1 Facility, Revolving Tranche-2 Facility and/or any Extended Revolving Credit Commitments of the same Extension Series, as the context may require.

“Letter of Credit Expiration Date” means the day that is five (5) Business Days prior to the scheduled Maturity Date then in effect for the Revolving Tranche-1 Facility (or, if such day is not a Business Day, the next preceding Business Day); provided that in the case of any Revolving Tranche-2 Letter of Credit, if the Revolving Tranche-2 Condition with respect thereto is satisfied, the Letter of Credit Expiration Date of such Letter of Credit shall be the day that is five (5) Business Days prior to the scheduled Maturity Date then in effect for the Revolving Tranche-2 Facility (or, if such day is not a Business Day, the next preceding Business Day).

“Maturity Date” means (a) with respect to the Revolving Tranche-1 Facility, the sixth anniversary of the Closing Date, (b) with respect to the Dollar Term Loans and the Euro Term Loans, the seventh anniversary of the Closing Date; (c) with respect to the Revolving Tranche-2 Facility, the earliest of (i) the ninth anniversary of the Closing Date, (ii) the 91st day prior to the maturity of the Senior Notes or any Permitted Refinancing thereof; provided such Senior Notes have an outstanding aggregate principal amount in excess of $100,000,000, (iii) the 91st day prior to the maturity of the Senior Subordinated Notes or any Permitted Refinancing thereof; provided such Senior Subordinated Notes have an outstanding aggregate principal amount in excess of $40,000,000, (iv) the 91st day prior to the Maturity Date with respect to the Dollar Term Loans, the Euro Term Loans or the Incremental Term Loans; provided such Dollar Term Loans, Euro Term Loans and the Incremental Term Loans have an outstanding aggregate principal amount in excess of $345,000,000, (v) the 91st day prior to the maturity of any unsecured Indebtedness for borrowed money incurred after

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the Amendment No. 1 Effective Date that has a scheduled maturity date earlier than the 91st day following the ninth anniversary of the Closing Date; provided such Indebtedness for borrowed money has an outstanding aggregate principal amount in excess of $100,000,000, (vi) the sixth anniversary of the Closing Date or if later, the first day on which the event described in the proviso to this clause (vi) occurs, provided that the aggregate principal amount of the Senior Notes (or any Permitted Refinancing thereof) prepaid, repaid, redeemed, purchased, defeased or otherwise satisfied other than with proceeds of debt financing (excluding any Revolving Credit Facility) or Permitted Equity Issuance since May 25, 2011 exceeds $100,000,000, and (vii) the sixth anniversary of the Closing Date or if later, the first day on which the event described in the proviso to this clause (vii) occurs, provided that the aggregate principal amount of the Senior Subordinated Notes (or any Permitted Refinancing thereof) prepaid, repaid, redeemed, purchased, defeased or otherwise satisfied other than with proceeds of debt financing (excluding any Revolving Credit Facility) or Permitted Equity Issuance since May 25, 2011 exceeds $40,000,000; and (d) with respect to any Extension Series of Extended Revolving Credit Commitments, the maturity date related to such Extension Series. If any such day is not a Business Day, the Maturity Date shall be the Business Day immediately preceding such day.

“Revolving Credit Borrowing” means a Revolving Tranche-1 Borrowing and/or a Revolving Tranche-2 Borrowing, as the context may require.

“Revolving Credit Commitment” means a Revolving Tranche-1 Commitment and/or a Revolving Tranche-2 Commitment, as the context may require.

“Revolving Credit Facility” means the Revolving Tranche-1 Facility and/or the Revolving Tranche-2 Facility, as the context may require.

“Revolving Credit Lender” means a Revolving Tranche-1 Lender and/or a Revolving Tranche-2 Lender, as the context may require.

“Revolving Credit Loan” means a Revolving Tranche-1 Loan and/or a Revolving Tranche-2 Loan, as the context may require.

“Revolving Credit Note” means a Revolving Tranche-1 Note and/or a Revolving Tranche-2 Note, as the context may require.

(c) Section 2.01(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(c)(i) The Revolving Tranche-1 Borrowings. Subject to the terms and conditions set forth herein, each Revolving Tranche-1 Lender severally agrees to make loans to the Borrower as elected by the Borrower pursuant to Section 2.02 from time to time, on any Business Day after the Closing Date until the Maturity Date with respect to the Revolving Tranche-1 Facility, in an aggregate amount not to exceed at any time outstanding the amount of such Lender’s Revolving Tranche-1 Commitment; provided that, after giving effect to any Revolving Tranche-1 Borrowing, the aggregate Outstanding Amount of the Revolving Tranche-1 Loans of any Lender, plus such Revolving Tranche-1 Lender’s Pro

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Rata Share of the Outstanding Amount of all L/C Obligations, plus such Revolving Tranche-1 Lender’s Pro Rata Share of the Outstanding Amount of all Swing Line Loans shall not exceed such Revolving Tranche-1 Lender’s Revolving Tranche-1 Commitment. Within the limits of each Revolving Tranche-1 Lender’s Revolving Tranche-1 Commitment, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.01(c)(i), prepay under Section 2.05 and reborrow under this Section 2.01(c)(i). Revolving Tranche-1 Loans may be Base Rate Loans or Eurocurrency Rate Loans, as further provided herein.

(ii) The Revolving Tranche-2 Borrowings. Subject to the terms and conditions set forth herein, each Revolving Tranche-2 Lender severally agrees to make loans to the Borrower as elected by the Borrower pursuant to Section 2.02 from time to time, on any Business Day after the Closing Date until the Maturity Date with respect to the Revolving Tranche-2 Facility, in an aggregate amount not to exceed at any time outstanding the amount of such Lender’s Revolving Tranche-2 Commitment; provided that, after giving effect to any Revolving Tranche-2 Borrowing, (x) the aggregate Outstanding Amount of the Revolving Tranche-2 Loans of any Lender, plus such Revolving Tranche-2 Lender’s Pro Rata Share of the Outstanding Amount of all L/C Obligations, plus such Revolving Tranche-2 Lender’s Pro Rata Share of the Outstanding Amount of all Swing Line Loans shall not exceed such Revolving Tranche-2 Lender’s Revolving Tranche-2 Commitment and (y) the Revolving Tranche-2 Condition shall be satisfied. Within the limits of each Revolving Tranche-2 Lender’s Revolving Tranche-2 Commitment, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.01(c)(ii), prepay under Section 2.05 and reborrow under this Section 2.01(c)(ii). Revolving Tranche-2 Loans may be Base Rate Loans or Eurocurrency Rate Loans, as further provided herein.

For the avoidance of doubt, (A) prior to Maturity Date of the Revolving Tranche-1 Facility, all borrowings of Revolving Credit Loans under this Section 2.01(c) shall be made by each Lender with a Revolving Tranche-1 Commitment and Revolving Tranche-2 Commitment pro rata based on each such Lender’s Pro Rata Share without regard to the Class of the Revolving Credit Commitments held by such Lender, provided that if such pro rata allocation in respect of any borrowing cannot be made solely because the Revolving Tranche-2 Condition with respect thereto is not satisfied, the amount of such borrowing shall be reduced to the extent necessary so that the Revolving Tranche-2 Condition with respect thereto is satisfied in order to achieve such pro rata allocation and (B) (i) the Pro Rata Share of each Revolving Credit Loan and each Revolving Credit Commitment of a Revolving Tranche-2 Lender shall be treated for all purposes of this Agreement as a Revolving Tranche-2 Loan and a Revolving Tranche-2 Commitment, respectively, and (ii) the Pro Rata Share of each Revolving Credit Loan and each Revolving Credit Commitment of a Revolving Tranche-1 Lender shall be treated for all purposes of this Agreement as a Revolving Tranche-1 Loan and a Revolving Tranche-1 Commitment, respectively.”.

(d) Clause (i) in the sixth sentence of Section 2.02(a) of the Credit Agreement is hereby amended and restated in its entirety to read: “(i) whether the Borrower is requesting a Dollar Term Borrowing, a Euro Term Borrowing, a Revolving Tranche-1 Borrowing, a Revolving Tranche-2 Borrowing, a conversion of Dollar Term Loans, Euro Term Loans, Revolving Tranche-1 Loans or Revolving Tranche-2 Loans from one Type to the other, or a continuation of Eurocurrency Rate Loans,”.

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(e) Section 2.02 of the Credit Agreement is hereby amended by adding at the end thereof a new clause (h) to read as follows:

“(h) Notwithstanding anything to the contrary, with respect to the conversions of Revolving Credit Loans into Revolving Tranche-1 Loans and Revolving Tranche-2 Loans pursuant to Section 2.15 (A) no Committed Loan Notice shall be required to effect any such conversion and no actual transfer of funds shall be made and (B) in the case of any Eurocurrency Rate Loans existing immediately prior to the Amendment No. 1 Effective Date, such Eurocurrency Rate Loans shall be deemed to have continued as an Eurocurrency Rate Loans notwithstanding such conversion, and to the extent such conversion occurs during the middle of an Interest Period with respect to any such existing Eurocurrency Rate Loans, the continuing Eurocurrency Rate Loans that are Revolving Tranche-1 Loans or Revolving Tranche-2 Loans shall be allocated ratably to the same Interest Period or Interest Periods as such existing Eurocurrency Rate Loans that are Revolving Credit Loans and shall be deemed to bear interest at the same Eurocurrency Rate or Eurocurrency Rates then in effect for such existing Eurocurrency Rate Loans that are Revolving Credit Loans plus the Applicable Rate in effect for such Revolving Tranche-1 Loans or Revolving Tranche-2 Loans, as applicable, for the remainder of such Interest Periods.”.

(f) The first sentence of Section 2.03(a)(i) of the Credit Agreement is hereby amended by deleting the word “or” immediately before clause (y) in the proviso thereto and by inserting the words “, or (z) the Revolving Tranche-2 Condition would not be satisfied” immediately preceding the period at the end thereof.

(g) Section 2.03(a)(ii)(C) of the Credit Agreement is hereby amended by replacing the words “all the Revolving Credit Lenders” therein with the words “all the applicable Revolving Credit Lenders”.

(h) Section 2.03(b)(ii) of the Credit Agreement is hereby amended by:

(i) replacing each reference to “Pro Rata Share” in the last sentence thereof with “Pro Rata Share (regardless of the Class of Revolving Credit Commitments held by such Lender)”; and

(ii) inserting the following proviso immediately preceding the period at the end of the last sentence thereof:

“; provided, that effective upon the occurrence of the Maturity Date in respect of the Revolving Tranche-1 Facility, subject to the satisfaction of the Revolving Tranche-2 Condition, the value of the participations of Revolving Tranche-1 Lenders hereunder shall be automatically reallocated, without further action by any party hereto, to the Revolving Tranche-2 Lenders on a pro rata basis, and each such Revolving Tranche-2 Lender shall be deemed, without further action by any party hereto, to have purchased from the relevant L/C Issuer a participation in such L/C Obligations in an amount equal to the product of such Lender’s Pro Rata Share times the amount of such L/C Obligations”.

(i) The third sentence of Section 2.03(c)(i) of the Credit Agreement is hereby amended by replacing the reference to “Pro Rata Share” therein with “Pro Rata Share (regardless of the Class of Revolving Credit Commitments held by such Lender)”.

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(j) The first sentence of Section 2.03(c)(ii) of the Credit Agreement is hereby amended by replacing the reference to “Pro Rata Share” therein with “Pro Rata Share (regardless of the Class of Revolving Credit Commitments held by such Lender)”.

(k) Section 2.03(c)(iv) of the Credit Agreement is hereby amended by replacing the reference to “Pro Rata Share” therein with “Pro Rata Share (regardless of the Class of Revolving Credit Commitments held by such Lender)”.

(l) Section 2.03(c)(vii) of the Credit Agreement is hereby amended by replacing the reference to “Pro Rata Share” therein with “Pro Rata Share (regardless of the Class of Revolving Credit Commitments held by such Lender)”.

(m) Section 2.03(c)(viii) of the Credit Agreement is hereby amended by replacing the reference to “Pro Rata Share” therein with “Pro Rata Share (regardless of the Class of Revolving Credit Commitments held by such Lender)”.

(n) The first sentence of Section 2.03(g) of the Credit Agreement is hereby amended by replacing the reference to “Pro Rata Share” therein with “Pro Rata Share (regardless of the Class of Revolving Credit Commitments held by such Lender)”.

(o) Section 2.03 of the Credit Agreement is hereby amended by adding at the end thereof a new subsection (k) to read as follows:

“(k) Cash Collateral At Maturity, Etc. (i) If the Maturity Date with respect to the Revolving Tranche-2 Facility is on or later than the Maturity Date with respect to the Revolving Tranche-1 Facility, and if on the Maturity Date with respect to the Revolving Tranche-2 Facility, there are any outstanding L/C Obligations, then the Borrower shall Cash Collateralize the then Outstanding Amount of all such L/C Obligations (or make such other arrangements as shall be reasonably satisfactory to the relevant L/C Issuer and the Revolving Tranche-2 Lenders) on such Maturity Date (or, if such day is not a Business Day, the Business Day immediately succeeding such day).

(ii) If the Maturity Date with respect to the Revolving Tranche-2 Facility is prior to the Maturity Date with respect to the Revolving Tranche-1 Facility, and if on the Maturity Date with respect to the Revolving Tranche-2 Facility, there are any outstanding L/C Obligations with respect to Revolving Tranche-2 Letters of Credit, then the Borrower shall Cash Collateralize (or make such other arrangements as shall be reasonably satisfactory to the relevant L/C Issuer and the Revolving Credit Lenders) the then Outstanding Amount of all such L/C Obligations on such Maturity Date (or, if such day is not a Business Day, the Business Day immediately succeeding such day).

(iii) If the Maturity Date with respect to the Revolving Tranche-2 Facility is prior to the Maturity Date with respect to the Revolving Tranche-1 Facility, and if on the Maturity Date with respect to the Revolving Tranche-2 Facility, there are any outstanding L/C Obligations with respect to Letters of Credit (other than Revolving Tranche-2 Letters of Credit), then effective upon the Maturity Date with respect to the Revolving Tranche-2 Facility, the value of the participations of Revolving Tranche-2 Lenders hereunder with respect to such Letters of Credit shall be automatically reallocated, without further action by any party thereto, to the Revolving Tranche-1 Lenders on a pro rata basis, and each such Revolving Tranche-1 Lender shall be deemed, without further action by any party hereto, to have purchased from the relevant L/C Issuer a participation in such L/C

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Obligations in an amount equal to the product of such Lender’s Pro Rata Share times the amount of such L/C Obligations; provided that if after giving effect to such reallocation, any Revolving Tranche-1 Lender’s Pro Rata Share (calculated as if Revolving Tranche-2 Lenders’ Pro Rata Share of the risk participation in respect of any such Letter of Credit is zero) of the Outstanding Amount of all L/C Obligations, plus such Revolving Tranche-1 Lender’s Pro Rata Share of the Outstanding Amount of all Swing Line Loans, plus the Outstanding Amount of such Revolving Tranche-1 Lender’s Revolving Tranche-1 Loans, would exceed such Revolving Tranche-1 Lenders’ Revolving Tranche-1 Commitment, then the Borrower shall Cash Collateralize (or make such other arrangements as shall be reasonably satisfactory to the relevant L/C Issuer and the Revolving Tranche-1 Lenders) such excess amount of all such L/C Obligations on such Maturity Date (or, if such day is not a Business Day, the Business Day immediately succeeding such day), and such reallocation shall only apply to such L/C Obligations less such excess amount.”

(p) Section 2.04(a) of the Credit Agreement is hereby amended by:

(i) replacing each reference to “Pro Rata Share” therein with “Pro Rata Share (regardless of the Class of Revolving Credit Commitments held by such Lender)”;

(ii) inserting the words “, and the Revolving Tranche-2 Condition shall be satisfied” immediately preceding “; provided further” in the first sentence thereof; and

(iii) inserting the following proviso immediately preceding the period at the end of the last sentence thereof:

“; provided, that effective upon the occurrence of the Maturity Date in respect of the Revolving Tranche-1 Facility, subject to the satisfaction of the Revolving Tranche-2 Condition, the value of the participations of Revolving Tranche-1 Lenders hereunder shall be automatically reallocated, without further action by any party hereto, to the Revolving Tranche-2 Lenders on a pro rata basis, and each such Revolving Tranche-2 Lender shall be deemed, without further action by any party hereto, to have purchased from the Swing Line Lender a participation in such Swing Line Loan in an amount equal to the product of such Lender’s Pro Rata Share times the amount of such Swing Line Loan.”.

(q) Section 2.04(c)(i) of the Credit Agreement is hereby amended by replacing each reference to “Pro Rata Share” therein with “Pro Rata Share (regardless of the Class of Revolving Credit Commitments held by such Lender)”.

(r) Section 2.04(c)(ii) of the Credit Agreement is hereby amended by inserting the following proviso immediately preceding the period at the end thereof:

“; provided that effective upon the occurrence of the Maturity Date in respect of the Revolving Tranche-1 Facility, subject to the satisfaction of the Revolving Tranche-2 Condition, the risk participations of the Revolving Tranche-1 Lenders funded pursuant to this Section 2.04(c)(ii) shall be automatically reallocated, without further action by any party hereto, to the Revolving Tranche-2 Lenders on a pro rata basis, and each such Revolving Tranche-2 Lender shall be deemed, without further action by any party hereto, to have purchased from the Swing Line Lender a risk participation in such Swing Line Loan in an amount for each Revolving Tranche-2 Lender equal to such Revolving

Catalent - Amendment No. 1 to Credit Agreement

Tranche-2 Lender’s Pro Rata Share (based on its Revolving Tranche-2 Commitment) of the amount of such Swing Line Loan.”.

(s) Section 2.04(d) of the Credit Agreement is hereby amended by replacing each reference to “Pro Rata Share” therein with “Pro Rata Share (regardless of the Class of Revolving Credit Commitments held by such Lender)”.

(t) Section 2.04(e) of the Credit Agreement is hereby amended by replacing each reference to “Pro Rata Share” therein with “Pro Rata Share (regardless of the Class of Revolving Credit Commitments held by such Lender)”.

(u) Section 2.05(b)(iv) of the Credit Agreement is hereby amended by inserting the following new sentence at the end thereof:

“Each such prepayment shall be paid to the Revolving Credit Lenders in accordance with their respective Pro Rata Shares (regardless of the Class of Revolving Credit Commitments held by any such Revolving Credit Lender).”.

(v) Section 2.06 of the Credit Agreement is hereby amended by adding the following new clause (d):

“(d) Extended Revolving Credit Commitments. In connection with the establishment on any date of any Extended Revolving Credit Commitments pursuant to Section 2.16, the Revolving Credit Commitments in respect of the applicable Specified Existing Revolving Credit Commitment Class of any one or more Lenders providing any such Extended Revolving Credit Commitments on such date shall be reduced in an amount at least equal to the amount of Revolving Credit Commitments so extended on such date (provided that (x) after giving effect to any such reduction and to the repayment of any Revolving Credit Loans made on such date, the Revolving Credit Exposure of any such Lender does not exceed the Revolving Credit Commitment thereof (such Revolving Credit Exposure and Revolving Credit Commitment being determined in each case, for the avoidance of doubt, exclusive of such Lender’s Extended Revolving Credit Commitment and any exposure in respect thereof), (y) such reduction of the Revolving Credit Commitments in respect of the applicable Specified Existing Revolving Credit Commitment Class may be made on a non-pro rata basis among the Lenders providing such Extended Revolving Credit Commitments and (z) for the avoidance of doubt, any such repayment of Revolving Credit Loans contemplated by the preceding clause (x) shall be made in compliance with the requirements of Section 2.13 with respect to the ratable allocation of payments hereunder, with such allocation being determined after giving effect to (1) any exchange pursuant to Section 2.16 of Revolving Credit Commitments and Revolving Credit Loans into Extended Revolving Credit Commitments and Extended Revolving Credit Loans, respectively, and (2) any such reduction of the Revolving Credit Commitments in respect of the applicable Specified Existing Revolving Credit Commitment Class).”.

(w) Section 2.07(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“The Borrower shall repay to the Administrative Agent for the ratable account of the Appropriate Lenders (i) for the Revolving Tranche-1 Facility, on the Maturity Date with respect to the Revolving Tranche-1 Facility, the aggregate principal amount of all of its

Catalent - Amendment No. 1 to Credit Agreement

Revolving Tranche-1 Loans outstanding on such date and (ii) for the Revolving Tranche-2 Facility, on the Maturity Date with respect to the Revolving Tranche-2 Facility, the aggregate principal amount of all of its Revolving Tranche-2 Loans outstanding on such date. For the avoidance of doubt, prior to the Maturity Date of the Revolving Tranche-1 Facility, each prepayment or repayment of the Revolving Credit Loans held by the Revolving Credit Lenders shall be applied in accordance with their respective Pro Rata Shares (regardless of the Class of Revolving Credit Commitments held by any Revolving Credit Lender), provided that on the Maturity Date of the Revolving Tranche-1 Facility, a repayment of the Revolving Tranche-1 Loans may be made without a ratable prepayment or repayment of the Revolving Tranche-2 Loans or any other Class of Revolving Credit Loans that have a later maturity date.”.

(x) Section 2.07(d) of the Credit Agreement is hereby amended by amending and restating clause (ii) thereof in its entirety to read as follows:

“(ii) the Maturity Date for the Revolving Tranche-1 Facility; provided that in the case of any Revolving Tranche-2 Swing Line Loan, if the Revolving Tranche-2 Condition with respect thereto is satisfied, the date of this clause (ii) shall be deemed to be the scheduled Maturity Date then in effect for the Revolving Tranche-2 Facility”.

(y) Section 2.07 of the Credit Agreement is hereby amended by adding new clause (f) thereto to read as follows:

“(f) The Borrower shall repay on the relevant maturity date for any other Extension Series of Extended Revolving Credit Commitments, all then outstanding Extended Revolving Credit Loans of such Extension Series.

(z) Section 2.09(a) of the Credit Agreement is hereby amended by amending and restating the second sentence thereof in its entirety as follows:

“The commitment fees shall accrue at all times from the Closing Date or the effective date of the relevant Extension Agreement, as applicable, until the Maturity Date for each Revolving Credit Facility, including at any time during which one or more of the conditions in Article IV is not met, and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the Closing Date or the effective date of the relevant Extension Agreement, as applicable, and on the Maturity Date for each Revolving Credit Facility.”.

(aa) New Sections 2.15 and 2.16 of the Credit Agreement are hereby added after the end of Section 2.14 thereof to read as follows:

“2.15. Conversion of Revolving Credit Loans, etc. (a) Each Revolving Credit Lender who has executed and delivered to the Administrative Agent a counterpart to Amendment No. 1 as an “Extending and Consenting Lender” immediately prior to giving effect to Amendment No. 1 shall be deemed, upon the effectiveness of Amendment No. 1, to have converted (i) all or a portion of its Revolving Credit Commitment into a Revolving Tranche-2 Commitment, in the aggregate amount set forth (A) on such Lender’s signature page thereto and (B) opposite such Lender’s name on Schedule 2.01(c) under the caption “Revolving Tranche-2 Commitment” and (ii) its outstanding Revolving Credit Loans into Revolving Tranche-2 Loans in a percentage equal to the percentage of

Catalent - Amendment No. 1 to Credit Agreement

such Revolving Credit Lender’s Revolving Credit Commitment that will be converted to Revolving Tranche-2 Commitments upon the effectiveness of Amendment No. 1.

(b) Each Revolving Credit Lender who has not converted all of its Revolving Credit Commitment and Revolving Credit Loans into a Revolving Tranche-2 Commitment and Revolving Tranche-2 Loans pursuant to Section 2.15(a) on or prior to the Amendment No. 1 Effective Date, shall be deemed, upon the effectiveness of Amendment No. 1, to have converted (i) all or a portion of its Revolving Credit Commitment into a Revolving Tranche-1 Commitment, in the aggregate amount set forth opposite such Lender’s name on Schedule 2.01(c) under the caption “Revolving Tranche-1 Commitment” and (ii) its outstanding Revolving Credit Loans into Revolving Tranche-1 Loans in a percentage equal to the percentage of such Revolving Credit Lender’s Revolving Credit Commitment that will be converted to Revolving Tranche-1 Commitments upon the Amendment No. 1 Effective Date.

(c) On the Amendment No. 1 Effective Date, (i) with respect to each Letter of Credit issued hereunder prior to such date, each Revolving Tranche-1 Lender and each Revolving Tranche-2 Lender shall be deemed to have purchased from the L/C Issuer a participation therein (including any L/C Borrowing with respect thereto) in accordance with Section 2.03(b) and (ii) with respect to each Swing Line Loan made hereunder prior to such date, each Revolving Tranche-1 Lender and each Revolving Tranche-2 Lender shall be deemed to have purchased from the Swing Line Lender a risk participation therein in accordance with Section 2.04(a) and Section 2.04(c)(ii).

2.16 Extensions of Revolving Credit Loans and Revolving Credit Commitments

(a) The Borrower may at any time and from time to time request that all or a portion of the Revolving Credit Commitments and any previous extension of Extended Revolving Credit Commitments existing at the time of such request (each, an “Existing Revolving Credit Commitment” and any related Revolving Credit Loans under any such facility, “Existing Revolving Credit Loans”) be exchanged to extend the termination date thereof with respect to all or a portion of any principal amount thereof (any such Existing Revolving Credit Commitments which have been so extended, “Extended Revolving Credit Commitments” and any related Revolving Credit Loans, “Extended Revolving Credit Loans”) and to provide for other terms consistent with this Section 2.16. Prior to entering into any Extension Agreement with respect to any Extended Revolving Credit Commitments, the Borrower shall provide a notice to the Administrative Agent (who shall provide a copy of such notice to each of the Lenders of the applicable Class of Existing Revolving Credit Commitments) (a “Revolving Credit Extension Request”) setting forth the proposed terms of the Extended Revolving Credit Commitments to be established thereunder, which terms shall be identical to those applicable to the Existing Revolving Credit Commitments from which they are to be extended (the “Specified Existing Revolving Credit Commitment Class”) except (x) all or any of the final maturity dates of such Extended Revolving Credit Commitments may be delayed to later dates than the final maturity dates of the Existing Revolving Credit Commitments of the Specified Existing Revolving Credit Commitment Class, (y) the all-in pricing (including, without limitation, margins, fees and premiums) with respect to the Extended Revolving Credit Commitments may be higher or lower than the all-in pricing (including, without limitation, margins, fees and premiums) for the Existing Revolving Credit Commitments of the Specified Existing Revolving Credit Commitment Class and (z) the revolving credit commitment fee rate with respect to the Extended Revolving Credit Commitments

Catalent - Amendment No. 1 to Credit Agreement

may be higher or lower than the revolving credit commitment fee rate for Existing Revolving Credit Commitments of the Specified Existing Revolving Credit Commitment Class, in each case, to the extent provided in the applicable Extension Agreement; provided that, notwithstanding anything to the contrary in this Section 2.16 or otherwise, (1) the borrowing and repayment (other than in connection with a permanent repayment and termination of commitments) of the Extended Revolving Credit Loans under any Extended Revolving Credit Commitments shall be made on a pro rata basis with any borrowings and repayments of the Existing Revolving Credit Loans (the mechanics for which may be implemented through the applicable Extension Agreement and may include technical changes related to the borrowing and repayment procedures of the Revolving Credit Facility), (2) assignments and participations of Extended Revolving Credit Commitments and Extended Revolving Credit Loans shall be governed by the assignment and participation provisions set forth in Section 10.07 and (3) no termination of Extended Revolving Credit Commitments and no repayment of Extended Revolving Credit Loans accompanied by a corresponding permanent reduction in Extended Revolving Credit Commitments shall be permitted unless such termination or repayment (and corresponding reduction) is accompanied by at least a pro rata termination or permanent repayment (and corresponding pro rata permanent reduction), as applicable, of the Existing Revolving Credit Loans and Existing Revolving Credit Commitments of the Specified Existing Revolving Credit Commitment Class (or all Existing Revolving Credit Commitments of such Class and related Existing Revolving Credit Loans shall have otherwise been terminated and repaid in full). Any Extended Revolving Credit Commitments of any Extension Series shall constitute a separate Class of revolving credit commitments from Existing Revolving Credit Commitments of the Specified Existing Revolving Credit Commitment Class and from any other Existing Revolving Credit Commitments (together with any other Extended Revolving Credit Commitments so established on such date); provided that any Extended Revolving Credit Commitments or Extended Revolving Credit Loans extended may, to the extent provided in the applicable Extension Agreement, be designated as an increase to any previously established Extension Series of Extended Revolving Credit Commitments; provided, further that in no event shall there be more than six Classes of revolving credit commitments outstanding at any one time.

(b) Except as contemplated by the penultimate sentence of this Section 2.16(b), the Borrower shall provide a Revolving Credit Extension Request at least five (5) Business Days prior to the date on which Lenders under the Existing Class are requested to respond. Except as contemplated by the penultimate sentence of this Section 2.16(b), any Lender (an “Extending Lender”) wishing to have all or a portion of its Revolving Credit Commitments (or any earlier extended Extended Revolving Credit Commitments) of an Existing Class subject to such Revolving Credit Extension Request exchanged into Extended Revolving Credit Commitments shall notify the Administrative Agent (an “Extension Election”) on or prior to the date specified in such Revolving Credit Extension Request of the amount of its Revolving Credit Commitments (and/or any earlier extended Extended Revolving Credit Commitments) which it has elected to convert into Extended Revolving Credit Commitments. In the event that the aggregate amount of Revolving Credit Commitments (and any earlier extended Extended Revolving Credit Commitments) subject to Extension Elections exceeds the amount of Extended Revolving Credit Commitments requested pursuant to the Revolving Credit Extension Request, Revolving Credit Commitments (and any earlier extended Extended Revolving Credit Commitments) subject to Extension Elections shall be exchanged to Extended Revolving Credit Commitments on a pro rata basis based on the amount of Revolving

Catalent - Amendment No. 1 to Credit Agreement

Credit Commitments (and any earlier extended Extended Revolving Credit Commitments) included in each such Extension Election. Notwithstanding the foregoing, the Borrower shall be permitted to specify in the Revolving Credit Extension Request, any Lender or Lenders as Extending Lenders (subject to the consent of such Lender or Lenders) and any Lenders not so specified in such Revolving Credit Extension Request shall not have the right to make an Extension Election with respect to such Revolving Credit Extension Request. Notwithstanding the conversion of any Existing Revolving Credit Commitment into an Extended Revolving Credit Commitment, such Extended Revolving Credit Commitment shall be treated identically to all Existing Revolving Credit Commitments of the Specified Existing Revolving Credit Commitment Class for purposes of the obligations of a Revolving Credit Lender in respect of Swing Line Loans under Section 2.04 and Letters of Credit under Section 2.03, except that the applicable Extension Agreement may provide that the Swing Line maturity date and/or the last day for issuing Letters of Credit may be extended and the related obligations to make Swing Line Loans and issue Letters of Credit may be continued and/or modified (pursuant to mechanics set forth in the applicable Extension Agreement) so long as the Swing Line Lender and/or the applicable L/C Issuer, as applicable, have consented to such extensions (it being understood that no consent of any other Lender shall be required in connection with any such extension).

(c) Extended Revolving Credit Commitments shall be established pursuant to an amendment (an “Extension Agreement”) to this Agreement (which, except to the extent expressly contemplated by the penultimate sentence of this Section 2.16(c) and notwithstanding anything to the contrary set forth in Section 10.01, shall not require the consent of any Lender other than the Extending Lenders with respect to the Extended Revolving Credit Commitments established thereby) executed by the Loan Parties, the Administrative Agent and the Extending Lenders. Notwithstanding anything to the contrary in this Section 2.16 and without limiting the generality or applicability of Section 10.01 to any Section 2.16 Additional Agreements, any Extension Agreement may provide for additional terms and/or additional amendments other than those referred to or contemplated above (any such additional amendment, a “Section 2.16 Additional Agreement”) to this Agreement and the other Loan Documents; provided that such Section 2.16 Additional Agreements do not become effective prior to the time that such Section 2.16 Additional Agreements have been consented to (including, without limitation, pursuant to (1) consents applicable to holders of Revolving Commitment Increases provided for in any Incremental Amendment and (2) consents applicable to holders of any Extended Revolving Credit Commitments provided for in any Extension Agreement) by such of the Lenders, Loan Parties and other parties (if any) as may be required in order for such Section 2.16 Additional Agreements to become effective in accordance with Section 10.01. It is understood and agreed that each Lender that has consented to this Agreement has consented and shall at the effective time thereof be deemed to consent to each amendment in this Agreement and the other Loan Documents authorized by this Section 2.16 and the arrangements described above in connection therewith except that the foregoing shall not constitute a consent on behalf of any Lender to the terms of any Section 2.16 Additional Agreement. In connection with any Extension Agreement, the Borrower shall deliver an opinion of counsel reasonably acceptable to the Administrative Agent (i) as to the enforceability of such Extension Agreement, the Credit Agreement as amended thereby, and such of the other Loan Documents (if any) as may be amended thereby (in the case of such other Loan Documents as contemplated by the immediately preceding sentence) and (ii) to the effect that such Extension Agreement, including without limitation, the Extended Revolving

Catalent - Amendment No. 1 to Credit Agreement

Credit Commitments provided for therein, does not conflict with or violate the terms and provisions of Section 10.01 of this Agreement.

(d) This Section 2.16 supersedes any provision in Section 2.13 or Section 10.01 to the contrary.

(bb) Schedule 2.01(c) to the Credit Agreement is hereby deleted in its entirety and replaced with Schedule 2.01(c), respectively, to this Amendment.

(cc) Exhibit A to the Credit Agreement is hereby deleted in its entirety and replaced with Exhibit A to this Amendment.

(dd) Exhibit C-3 to the Credit Agreement is hereby deleted in its entirety and replaced with Exhibit C-3 to this Amendment.

SECTION 2. Conditions of Effectiveness to Amendment No. 1. Section 1 of this Amendment shall become effective on the date (the “Amendment No. 1 Effective Date”) when, and only when, the following conditions shall have been satisfied:

(a) The Administrative Agent shall have received counterparts of this Amendment executed by each Loan Party and each of the Required Lenders or, as to any of the Lenders, written evidence reasonably satisfactory to the Administrative Agent that such Lender has executed this Amendment.

(b) The Administrative Agent shall have received evidence that all reasonable fees and expenses of the Administrative Agent for which reasonably detailed invoices have been presented (including the reasonable fees and expenses of Shearman & Sterling LLP) shall have been paid.

(c) The Administrative shall have received a certificate of the Borrower dated as of the Amendment No. 1 Effective Date signed on behalf of the Borrower by a Responsible Officer of the Borrower, certifying on behalf of the Borrower that, (1) the representations and warranties of the Borrower contained in Article V of the Credit Agreement and in any other Loan Document, are true and correct in all material respects on and as of the Amendment No. 1 Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date and (2) no Default or Event of Default has occurred and is continuing, or would immediately result from the occurrence of the Amendment No. 1 Effective Date.

(d) The Administrative Agent shall have received certified copies of the resolutions of the Board of Directors of the Borrower approving this Amendment and the matters contemplated hereby.

(e) The Administrative Agent shall have received a favorable opinion of Simpson Thacher & Bartlett LLP, New York counsel to the Borrower, in form and substance reasonably satisfactory to the Administrative Agent.

(f) Each Lender shall have received, if requested at least two Business Days in advance of the Amendment No. 1 Effective Date, a Revolving Credit Note payable to the order of such Lender duly executed by the Borrower in substantially the form of Exhibit C-3 to the Credit Agreement, as applicable, in each case as modified by this Amendment.

Catalent - Amendment No. 1 to Credit Agreement

(g) Each Lender that executes a counterpart to this Amendment as a “Consenting Lender” or an “Extending and Consenting Lender” on or before noon, New York City time, on May 26, 2011 shall have been paid an amendment fee in an amount equal to 0.05% of the sum of such Lender’s Revolving Credit Commitment and outstanding Term Loans as of such date.

(h) Each Revolving Credit Lender that executes a counterpart to this Amendment as an “Extending and Consenting Lender” on or before noon, New York City time, on May 26, 2011 shall have been paid an additional extension fee in an amount equal to 2% of such Lender’s Revolving Credit Commitment that is being converted into Revolving Tranche-2 Commitments as of such date.

SECTION 3. Representations and Warranties. Each Loan Party represents and warrants to the Agents and the Lenders that:

(a) Each Loan Party and each of its Subsidiaries (i) is a Person duly organized or formed, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization and (ii) has all requisite power and authority to execute and deliver this Amendment and perform its obligations under this Amendment and the Loan Documents to which it is a party.

(b) The execution and delivery by each Loan Party of this Amendment and the performance under this Amendment and the Loan Documents to which such Person is a party, are within such Loan Party’s corporate or other powers, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) contravene the terms of any of such Person’s Organization Documents, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under (other than as permitted by Section 7.01 of the Credit Agreement), or require any payment to be made under (x) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (y) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (iii) violate any material Law; except with respect to any conflict, breach or contravention or payment (but not creation of Liens) referred to in clause (ii)(x), to the extent that such conflict, breach, contravention or payment could not reasonably be expected to have a Material Adverse Effect.

(c) No material approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Amendment.

(d) This Amendment has been duly executed and delivered by each Loan Party that is party hereto. This Amendment constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party that is party hereto in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity.

SECTION 4. Reference to and Effect on the Credit Agreement and the Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b) The Credit Agreement, as specifically amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described

Catalent - Amendment No. 1 to Credit Agreement

therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(d) Each Loan Party hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party, (ii) ratifies and reaffirms each grant of a lien on, or security interest in, its property made pursuant to the Loan Documents (including, without limitation, the grant of security made by such Loan Party pursuant to the Security Agreement) and confirms that such liens and security interests continue to secure the Obligations under the Loan Documents, subject to the terms thereof and (iii) in the case of each Guarantor, ratifies and reaffirms its guaranty of the Obligations pursuant to the Guaranty.

SECTION 5. Costs and Expenses. The Borrower agrees to pay all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 10.04 of the Credit Agreement.

SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or other electronic delivery (e.g., “pdf”) shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Catalent - Amendment No. 1 to Credit Agreement

SIGNATURE

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

Catalent Pharma Solutions, Inc.
(Registrant)

By:	/S/ MATTHEW WALSH
Name:	Matthew Walsh
Title:	Senior Vice President & Chief Financial Officer

PTS Intermediate Holdings, LLC

By:	/S/ MATTHEW WALSH
Name:	Matthew Walsh
Title:	Chief Financial Officer & Treasurer

Catalent USA Woodstock, Inc.

By:	/S/ MATTHEW WALSH
Name:	Matthew Walsh
Title:	Senior Vice President & Chief Financial Officer

Catalent USA Packaging, LLC

By:	/S/ MATTHEW WALSH
Name:	Matthew Walsh
Title:	Senior Vice President & Chief Financial Officer

Catalent USA Paintball, Inc.

By:	/S/ MATTHEW WALSH
Name:	Matthew Walsh
Title:	Senior Vice President & Chief Financial Officer

Catalent Pharma Solutions, LLC

By:	/S/ MATTHEW WALSH
Name:	Matthew Walsh
Title:	Senior Vice President & Chief Financial Officer

R.P. Scherer Technologies, LLC

By:	/S/ MATTHEW WALSH
Name:	Matthew Walsh
Title:	Treasurer

Glacier Corporation

By:	/S/ MATTHEW WALSH
Name:	Matthew Walsh
Title:	Treasurer

Catalent US Holding I, LLC
By: Catalent Pharma Solutions, Inc., as Sole Member

By:	/S/ JOHN CHIMINSKI
Name:	John Chiminski
Title:	President & Chief Executive Officer

Catalent US Holding II, LLC
By: Catalent Pharma Solutions, Inc., as Sole Member

By:	/S/ JOHN CHIMINSKI
Name:	John Chiminski
Title:	President & Chief Executive Officer

Morgan Stanley Funding, Inc., as Administrative Agent

By:	/S/ CHRISTY SILVESTER
Name:	Christy Silvester
Title:	Authorized Signatory

Morgan Stanley Senior Funding, Inc., as an Extending and Consenting Lender

By:	/S/ CHRISTY SILVESTER
Name:	Christy Silvester
Title:	Authorized Signatory

JPMorgan Chase Bank, N.A., as an Extending and Consenting Lender

By:	/S/ VANESSA CHIU
Name:	Vanessa Chiu
Title:	Executive Director

JPMorgan Chase Bank, N.A., as an Extending and Consenting Lender

By:	/S/ VANESSA CHIU
Name:	Vanessa Chiu
Title:	Executive Director

Goldman Sachs Credit Partners LP as an Extending and Consenting Lender

By:	/S/ MARK WALTON
Name:	Mark Walton
Title:	Authorized Signatory

Goldman Sachs Lending Partners LLC as an Extending
and Consenting Lender

By:	/S/ MARK WALTON
Name:	Mark Walton
Title:	Authorized Signatory

General Electric Capital Corporation, as an Extending
and Consenting Lender

By:	/S/ PATRICK A. LUCAS
Name:	Patrick A. Lucas
Title:	Duly Authorized Signatory

Investec Bank plc, as an Extending and Consenting
Lender

By:	/S/ GARY LAUGHTON
Name:	Gary Laughton
Title:	Authorized Signatory

By:	/S/ DUNCAN SMITH
Name:	Duncan Smith
Title:	Authorized Signatory

Deutsche Bank AG Cayman Islands Branch, as an
Extending and Consenting Lender

By:	/S/ CARIN KEEGAN
Name:	Carin Keegan
Title:	Director

By:	/S/ MARGUERITE SUTTON
Name:	Marguerite Sutton
Title:	Director

Regatta Funding Ltd. By: Citi Alternative Investments LLC, attorney-in-fact, as a Consenting Lender

By:	/S/ MELANIE IFANLON
Name:	Melanie Ifanlon
Title:

Dryden IX – Senior Loan Fund 2005 p.l.c By: Prudential Investmestment, Inc., Collateral Manager

By:	/S/ JOSEPH LEMONOWICZ
Name:	Joseph Lemonowicz
Title:	Vice President

Loan Funding V, LLC, for itself or as agent for Corporate Loan Funding V, LLC By: Prudential Investment Management, Inc., as Portfolio Manager, as a Consenting Lender

By:	/S/ JOSEPH LEMONOWICZ
Name:	Joseph Lemonowicz
Title:	Vice President

Dryden XI – Leveraged Loan CDO 2006 By: Prudential Investment Management, Inc., as Collateral Manager, as a Consenting Lender

By:	/S/ JOSEPH LEMONOWICZ
Name:	Joseph Lemonowicz
Title:	Vice President

Dryden XVI – Leveraged Loan CDO 2006 By: Prudential Investment Management, Inc., as Collateral Manager, as a Consenting Lender

By:	/S/ JOSEPH LEMONOWICZ
Name:	Joseph Lemonowicz
Title:	Vice President

Dryden XVIII Leveraged Loan 2007 Ltd. By: Prudential Investment Management, Inc., as a Collateral Manager, as a Consenting Lender

By:	/S/ JOSEPH LEMONOWICZ
Name:	Joseph Lemonowicz
Title:	Vice President

Dryden XXI Leveraged Loan CDO LLC By: Prudential Investment Management, Inc., as Collateral Manager, as a Consenting Lender

By:	/S/ JOSEPH LEMONOWICZ
Name:	Joseph Lemonowicz
Title:	Vice President

Dryden XXI Leveraged Loan CDO LLC By: Prudential Investment Management, Inc. as Collateral Manager, as a Consenting Lender

By:	/S/ JOSEPH LEMONOWICZ
Name:	Joseph Lemonowicz
Title:	Vice President

Dryden V – Leveraged CDO 2003 By: Prudential Investment Management, Inc., as Collateral Manager, as a Consenting Lender

By:	/S/ JOSEPH LEMONOWICZ
Name:	Joseph Lemonowicz
Title:	Vice President

Dryden VII – Leveraged Loan CDO 2004 By: Prudential Investment Management, Inc., as Collateral Manager, as Consenting Lender

By:	/S/ JOSEPH LEMONOWICZ
Name:	Joseph Lemonowicz
Title:	Vice President

Dryden VIII – Leveraged Loan CDO 2005 By: Prudential Investment Management, Inc., as Collateral Manager, as Consenting Lender

By:	/S/ JOSEPH LEMONOWICZ
Name:	Joseph Lemonowicz
Title:	Vice President

The Prudential Insurance Company of America By: Prudential Investment Management, Inc., as Investment Advisor, as a Consenting Lender

By:	/S/ JOSEPH LEMONOWICZ
Name:	Joseph Lemonowicz
Title:	Vice President

Prudential Bank Loan Fund of the Prudential Trust Company Collective Trust By: Prudential Investment Management, Inc., As Investment Advisor, as a Consenting Lender

By:	/S/ JOSEPH LEMONOWICZ
Name:	Joseph Lemonowicz
Title:	Vice President

Prudential Investment Portfoloios, Inc. 14 - Prudential Floating Rate Income Fund By: Prudential Investment Management, Inc., as Investment Advisor, as a Consenting Lender

By:	/S/ JOSEPH LEMONOWICZ
Name:	Joseph Lemonowicz
Title:	Vice President

Prudential Investment Portfolios 9 – Prudential Absolute Return Bond Fund By: Prudential Investment Management, Inc., as Investment Advisor, as a Consenting Lender

By:	/S/ JOSEPH LEMONOWICZ
Name:	Joseph Lemonowicz
Title:	Vice President

Dryden X – Euro CLO 2005 p.l.c.

By: Pramerica Investment Management (a trading name of Prudential Investment Management, Inc.), as Collateral Manager

By: Pramerica Investment Management Limited, as Sub Advisor

By:	/S/ TARUN BAXANI
Name:	Tarun Baxani
Title:	Vice President

Dryden XIV – Euro CLO 2006 p.l.c By: Pramerica Investment Management (a trading name of Prudential Management, Inc.), as Collateral Manager By: Pramerica Investment Management Limited, as Sub Advisor

By:	/S/ TARUN BAXANI
Name:	Tarun Baxani
Title:	Vice President

Dryden XV – EURO CLO 2006 p.l.c.

By: Pramerica Investment Management (a trading name of Prudential Investment Management, Inc.), as Collateral Manager

By: Pramerica Investment Management Limited, as Sub Advisor

By:	/S/ TARUN BUXANI
Name:	Tarun Buxani
Title:	Vice President

Cornerstone CLO Ltd. By: Stone Tower Debt Advisors LLC As Its Collateral Manager

By:	/S/ MICHAEL W. DELPERCIO
Name:	Michael W. DelPercio
Title:	Authorized Signatory

Granite Ventures II Ltd. By Stone Tower Debt Advisors LLC As Its Collateral Manager

By:	/S/ MICHAEL W. DELPERCIO
Name:	Michael W. DelPercio
Title:	Authorized Signatory

Granite Ventures III Ltd. By Stone Tower Debt Advisors LLC As Its Collateral Manager

By:	/S/ MICHAEL W. DELPERCIO
Name:	Michael W. DelPercio
Title:	Authorized Signatory

Rampart CLO 2006 – 1 Ltd. By Stone Tower Debt Advisors LLC As Its Collateral Manager

By:	/S/ MICHAEL W. DELPERCIO
Name:	Michael W. DelPercio
Title:	Authorized Signatory

Rampart CLO 2007 Ltd. By Stone Tower Debt Advisors LLC As Its Collateral Manager

By:	/S/ MICHAEL W. DELPERCIO
Name:	Michael W. DelPercio
Title:	Authorized Signatory

Stone Tower CLO III Ltd. By Stone Tower Debt Advisors LLC As Its Collateral Manager

By:	/S/ MICHAEL W. DELPERCIO
Name:	Michael W. DelPercio
Title:	Authorized Signatory

Stone Tower CLO IV Ltd. By Stone Tower Debt Advisors LLC As Its Collateral Manager

By:	/S/ MICHAEL W. DELPERCIO
Name:	Michael W. DelPercio
Title:	Authorized Signatory

Stone Tower CLO V Ltd. By Stone Tower Debt Advisors LLC As Its Collateral Manager

By:	/S/ MICHAEL W. DELPERCIO
Name:	Michael W. DelPercio
Title:	Authorized Signatory

Stone Tower CLO VI Ltd. By Stone Tower Debt Advisors LLC As Its Collateral Manager

By:	/S/ MICHAEL W. DELPERCIO
Name:	Michael W. DelPercio
Title:	Authorized Signatory

Stone Tower CLO VII Ltd. By Stone Tower Debt Advisors LLC As Its Collateral Manager

By:	/S/ MICHAEL W. DELPERCIO
Name:	Michael W. DelPercio
Title:	Authorized Signatory

Stone Tower Credit Funding I Ltd. By Stone Tower Funding Management LLC As Its Collateral Manager

By:	/S/ MICHAEL W. DELPERCIO
Name:	Michael W. DelPercio
Title:	Authorized Signatory

Stone Tower Credit Strategies Master Fund By Stone Tower Fund Management LLC As Its Investment Manager

By:	/S/ MICHAEL W. DELPERCIO
Name:	Michael W. DelPercio
Title:	Authorized Signatory

Avalon Capital Ltd. 3 By: Invesco Senior Secured Management, Inc. As Asset Manager

By:	/S/ THOMAS H.B. EWALD
Name:	Thomas H.B. Ewald
Title:	Authorized Signatory

Belhurst CLO Ltd. By: Invesco Senior Secured Management, Inc. As Collateral Manager

By:	/S/ THOMAS H.B. EWALD
Name:	Thomas H.B. Ewald
Title:	Authorized Signatory

Champlain CLO, Ltd. By: Invesco Senior Secure Management, Inc., As Collateral Manager

By:	/S/ THOMAS H.B. EWALD
Name:	Thomas H.B. Ewald
Title:	Authorized Signatory

Confluent 3 Limited By: Invesco Senior Secured Management, Inc. As Investment Manager

By:	/S/ THOMAS H.B. EWALD
Name:	Thomas H.B. Ewald
Title:	Authorized Signatory

Invesco Coniston BV By: Invesco Asset Management Limited as Collateral Manager

By:	/S/ THOMAS H.B. EWALD
Name:	Thomas H.B. Ewald
Title:	Authorized Signatory

Diversified Credit Portfolio Ltd. By: Invesco Senior Secured Management, Inc., As Investment Adviser

By:	/S/ THOMAS H.B. EWALD
Name:	Thomas H.B. Ewald
Title:	Authorized Signatory

Diversified Credit Portfolio Ltd. By: Invesco Senior Secured Management, Inc., As Investment Adviser

By:	/S/ THOMAS H.B. EWALD
Name:	Thomas H.B. Ewald
Title:	Authorized Signatory

Invesco Floating Rate Fund By: Invesco Senior Secured Management, Inc., As Sub-Adviser

By:	/S/ THOMAS H.B. EWALD
Name:	Thomas H.B. Ewald
Title:	Authorized Signatory

Invesco Garda BV By: Invesco Senior Secured Management, Inc., As Collateral Manager

By:	/S/ THOMAS H.B. EWALD
Name:	Thomas H.B. Ewald
Title:	Authorized Signatory

Hudson Canyon Funding II, Ltd. By: Invesco Senior Secured Management, Inc., As Collateral Manager & Attorney InFact

By:	/S/ THOMAS H.B. EWALD
Name:	Thomas H.B. Ewald
Title:	Authorized Signatory

Limerock CLO I By: Invesco Senior Secured Management, Inc., As Investment Manager

By:	/S/ THOMAS H.B. EWALD
Name:	Thomas H.B. Ewald
Title:	Authorized Signatory

Invesco Mezzano BV By: Invesco Asset Management, Ltd as Collateral Manager

By:	/S/ THOMAS H.B. EWALD
Name:	Thomas H.B. Ewald
Title:	Authorized Signatory

Natique Funding Ltd. By: Invesco Senior Secured Management, Inc., As Collateral Manager

By:	/S/ THOMAS H.B. EWALD
Name:	Thomas H.B. Ewald
Title:	Authorized Signatory

Qualcomm Global Trading, Inc. By: Invesco Senior Secured Management, Inc., As Investment Manager

By:	/S/ THOMAS H.B. EWALD
Name:	Thomas H.B. Ewald
Title:	Authorized Signatory

Sagamore CLO Ltd. By: Invesco Senior Secured Management, Inc., As Collateral Manager

By:	/S/ THOMAS H.B. EWALD
Name:	Thomas H.B. Ewald
Title:	Authorized Signatory

Invesco Van Kampen Senior Income Trust By: Invesco Senior Secured Management, Inc., As Sub-Adviser

By:	/S/ THOMAS H.B. EWALD
Name:	Thomas H.B. Ewald
Title:	Authorized Signatory

Invesco Van Kampen Senior Loan Fund By: Invesco Senior Secured Management, Inc., As Sub-Adviser

By:	/S/ THOMAS H.B. EWALD
Name:	Thomas H.B. Ewald
Title:	Authorized Signatory

Wasatch CLO Ltd. By: Invesco Senior Secured Management, Inc., As Portfolio Manager

By:	/S/ THOMAS H.B. EWALD
Name:	Thomas H.B. Ewald
Title:	Authorized Signatory

Western Asset Management Company, as Investment Manager and Agent on behalf of the below Lender: MT. Wilson CLO II, Ltd.

By:	/S/ JOANNE N. DY
Name:	Joanne N. Dy
Title:	Authorized Signatory

Western Asset Management Company, as Investment Manager and Agent on behalf of the below Lender: MT. Wilson CLO, Ltd.

By:	/S/ JOANNE N. DY
Name:	Joanne N. Dy
Title:	Authorized Signatory

Western Asset Management Company, as Investment Manager and Agent on behalf of the below Lender:

John Hancock Fund II Floating Rate Income Fund

By:	/S/ JOANNE N. DY
Name:	Joanne N. Dy
Title:	Authorized Signatory

Western Asset Management Company, as Investment Manager and Agent on behalf of the below Lender:

VRS Bank Loan Portfolio

By:	/S/ JOANNE N. DY
Name:	Joanne N. Dy
Title:	Authorized Signatory

Western Asset Management Company, as Investment Manager and Agent on behalf of the below Lender:

Western Asset Floating Rate High Income Fund, LLC

By:	/S/ JOANNE N. DY
Name:	Joanne N. Dy
Title:	Authorized Signatory

Western Asset Management Company, as Investment Manager and Agent on behalf of the below:

Western Asset Core Plus Bond Portfolio

By:	/S/ JOANNE N. DY
Name:	Joanne N. Dy
Title:	Authorized Signatory

Oak Hill Credit Alpha Finance I (Offshore), Ltd., as a
Consenting Lender

By:	/S/ SCOTT D. KRASE
Name:	Scott D. Krase
Title:	Authorized Signatory

Oak Hill Credit Opportunities Financing, Lts., as a
Consenting Lender

By:	/S/ SCOTT D. KRASE
Name:	Scott D. Krase
Title:	Authorized Signatory

Oak Hill European Credit Partners I PLC as a
Consenting Lender By: Oak Hill Advisors (Europe), LLP as Portfolio Manager

By:	/S/ RICHARD MUNN
Name:	Richard Munn
Title:	Authorized Signatory

Fore CLO Ltd., 2007 – I, as a Consenting Lender

By:	/S/ ARI BURSTEIN
Name:	Ari Burstein
Title:	General Counsel & Chief Compliance Officer

J.P.Morgan Whitefriars Inc., as a Consenting Lender

By:	/S/ VIRGINIA S. CONWAY
Name:	Virginia S. Conway
Title:	Attorney-in-Fact

BlackRock Senior Income Series
BlackRock Senior Income Series II
BlackRock Senior Income Series IV
BlackRock Senior Income Series V Limited
Longhorn CDO III Ltd.
Magnetite V CLO, Limited
As a Consenting Lender

By:	/S/ C. ADNAN MARSHALL
Name:	C. Adnan Marshall
Title:	Authorized Signatory

Mountain View CLO III, Ltd.
By: Seix Investment Advisors LLC, as Collateral Manager and as a Consenting Lender

By:	/S/ GEORGE GOUDELIAS
Name:	George Goudelias
Title:	Managing Director

Hillmark Funding Ltd.,
By: Hillmark Capital Management, L.P., as a Collateral Manager, as Consenting Lender

By:	/S/ MARK GOLD
Name:	Mark Gold
Title:	CEO

Harch CLO II,
As a Consenting Lender

By:	/S/ JAMES DIDONATO
Name:	James DiDonato
Title:	Authorized Signatory

Harch CLO IIi,
As a Consenting Lender

By:	/S/ JAMES DIDONATO
Name:	James DiDonato
Title:	Authorized Signatory

Stoney Lane Funding I Ltd.,
By: Hillmark Capital Management, L.P., as a Collateral Manager, as a Consenting Lender

By:	/S/ MARK GOLD
Name:	Mark Gold
Title:	CEO

First Trust Senior Floating Rate Income Fund II
By: First Trust Advisors L.P., its Investment Manager or its Investment Advisor

By:	/S/ WILLIAM A. HOUSEY, JR.
Name:	William A. Housey, Jr.
Title:	Senior Vice President

Pioneer Bond VCT Portfolio
Pioneer Strategic Income Fund
Pioneer Floating Rate Fund
Pioneer Bond Fund
Pioneer Diversified High Income Trust
Pioneer Institutional Solutions – Credit Opportunities,
Each as a Consenting Lender

By:	Pioneer Investment Management, Inc.
As Advisor to each Consenting Lender above

By:	/S/ MARGARET C. BEGLEY
Name:	Margaret C. Begley
Title:	Assistant Secretary and Associate General Counsel

White Mountains Sub-Acct 193 Fund
Stitching Pensioenfonds voor Huisartsen
Stitching Pesnsioenfonds Medische Specialisten,
By:	Pioneer Insitutional Asset Management, Inc.,
As Advisor to each Consenting Lender Above

By:	/S/ MARGARET C. BEGLEY
Name:	Margaret C. Begley
Title:	Assistant Secretary and Associate General Counsel

Ballyrock CLO II Limited,
By: Ballyrock Investment Advisors LLC, as Collateral Manager, as a Consenting Lender

By:	/S/ LISA RYMUT
Name:	Lisa Rymut
Title:	Assistant Treasurer

Ballyrock CLO IiI Limited,
By: Ballyrock Investment Advisors LLC, as Collateral Manager, as a Consenting Lender

By:	/S/ LISA RYMUT
Name:	Lisa Rymut
Title:	Assistant Treasurer

Fidelity Advisor Series I: Fidelity Advisor Floating Rate
High Income Fund, as Consenting Lender

By:	/S/ GARY RYAN
Name:	Gary Ryan
Title:	Assistant Treasurer

Advanced Series Trust – AST High Yield Portfolio,
As a Consenting Lender

By:	/S/ WILLIAM J. MORGAN
Name:	William J. Morgan
Title:	Managing Director

JPMorgan Income Builder Fund, as a Consenting
Lender

By:	/S/ WILLIAM J. MORGAN
Name:	William J. Morgan
Title:	Managing Director

Iron Hill CLO Ltd.
By: Guggenheim Partners Europe Ltd.

By:	/S/ ADRIAN DUFFY
Name:	Adrian Duffy
Title:	Senior Managing Director of Guggenheim Partners Europe Limited

Grant Grove CLO, Ltd.
By: Tall Tree Investment Management, LLC as Collateral Manager

By:	/S/ MICHAEL J. STARSHAK JR.
Name:	Michael J. Starshak Jr.
Title:	Officer

Muir Grove CLO, Ltd.
By: Tall Tree Investment Management, LLC as Collateral Manager

By:	/S/ MICHAEL J. STARSHAK JR
Name:	Michael J. Starshak Jr.
Title:	Officer

Founders Grove CLO, Ltd.
By: Tall Tree Investment Management, LLC as Collateral Manager

By:	/S/ MICHAEL J. STARSHAK JR
Name:	Michael J. Starshak Jr.
Title:	Officer

Navigator CDO 2005, Ltd. as a Consenting Lender
By: GE Capital Debt Advisors LLC, as Collateral Manager

By:	/S/ JOHN CAMPOS
Name:	John Campos
Title:	Authorized Signatory

Navigator CDO 2006, Ltd. as a Consenting Lender
By: GE Capital Debt Advisors LLC, as Collateral Manager

By:	/S/ JOHN CAMPOS
Name:	John Campos
Title:	Authorized Signatory

Berrysburg, Inc., as a Consenting Lender

By:	/S/ WILLIAM J. MORGAN
Name:	William J. Morgan
Title:	Managing Director

Commingled Pension Trusy Fund (High Yield) of JPMorgan Chase Bank, N.A., as a Consenting Lender

By:	/S/ WILLIAM J. MORGAN
Name:	William J. Morgan
Title:	Managing Director

JPMorgan Leveraged Loans Master Fund, LP, as a Consenting Lender

By:	/S/ WILLIAM J. MORGAN
Name:	William J. Morgan
Title:	Managing Director

JPMorgan Chase Bank, N.A., as a Trustee of the JPMorgan Chase Retirement Plan, as a Consenting Lender

By:	/S/ WILLIAM J. MORGAN
Name:	William J. Morgan
Title:	Managing Director

JPMorgan High Yield Fund, as a Consenting Lender

By:	/S/ WILLIAM J. MORGAN
Name:	William J. Morgan
Title:	Managing Director

JPMorgan Strategic Income Opportunities Fund, as a Consenting Lender

By:	/S/ WILLIAM J. MORGAN
Name:	William J. Morgan
Title:	Managing Director

CIT Equipment Finance, as a Consenting Lender

By:	/S/ DAVID HARNISCH
Name:	David Harnisch
Title:	Managing Director

Venture II CDO 2002, Limited
By its Investment Advisor, MJX Asset Management LLC, as a Consenting Lender

By:	/S/ KENNETH OSTMANN
Name:	Kenneth Ostmann
Title:	Director

Venture III CDO Limited
By its Investment Advisor, MJX Asset Management LLC, as a Consenting Lender

By:	/S/ KENNETH OSTMANN
Name:	Kenneth Ostmann
Title:	Director

Venture IV CDO Limited
By its Investment Advisor, MJX Asset Management LLC, as a Consenting Lender

By:	/S/ KENNETH OSTMANN
Name:	Kenneth Ostmann
Title:	Director

Venture V CDO Limited
By its Investment Advisor, MJX Asset Management LLC, as a Consenting Lender

By:	/S/ KENNETH OSTMANN
Name:	Kenneth Ostmann
Title:	Director

Venture VI CDO Limited
By its Investment Advisor, MJX Asset Management LLC, as a Consenting Lender

By:	/S/ KENNETH OSTMANN
Name:	Kenneth Ostmann
Title:	Director

Venture VII CDO Limited
By its Investment Advisor, MJX Asset Management LLC, as a Consenting Lender

By:	/S/ KENNETH OSTMANN
Name:	Kenneth Ostmann
Title:	Director

Venture VIII CDO Limited
By its Investment Advisor, MJX Asset Management LLC, as a Consenting Lender

By:	/S/ KENNETH OSTMANN
Name:	Kenneth Ostmann
Title:	Director

Venture IX CDO Limited
By its Investment Advisor, MJX Asset Management LLC, as a Consenting Lender

By:	/S/ KENNETH OSTMANN
Name:	Kenneth Ostmann
Title:	Director

Vista Leveraged Income Fund
By its Investment Advisor, MJX Asset Management LLC, as a Consenting Lender

By:	/S/ KENNETH OSTMANN
Name:	Kenneth Ostmann
Title:	Director

Veer Cash Flow CLO, Limited
By its Investment Advisor, MJX Asset Management LLC, as a Consenting Lender

By:	/S/ KENNETH OSTMANN
Name:	Kenneth Ostmann
Title:	Director

Ameriprise Certificate Company, as a Consenting
Lender

By:	/S/ ROBIN C. STANCIL
Name:	Robin C. Stancil
Title:	Assistant Vice President

Ameriprise Financial, Inc. as a Consenting Lender

By:	/S/ ROBIN C. STANCIL
Name:	Robin C. Stancil
Title:	Assistant Vice President

Cent CDO 10 Limited
By: Columbia Management Investment Advisers, LLC, as Collateral Manager, as Consenting Lender

By:	/S/ ROBIN C. STANCIL
Name:	Robin C. Stancil
Title:	Director of Operations

Cent CDO XI Limited
By: Columbia Management Investment Advisers, LLC as Collateral Manager, as Consenting Lender

By:	/S/ ROBIN C. STANCIL
Name:	Robin C. Stancil
Title:	Director of Operations

Cent CDO 12 Limited
By: Columbia Management Investment Advisers, LLC as Collateral Manager, as Consenting Lender

By:	/S/ ROBIN C. STANCIL
Name:	Robin C. Stancil
Title:	Director of Operations

Cent CDO 14 Limited
By: Columbia Management Investment Advisers, LLC as Collateral Manager, as Consenting Lender

By:	/S/ ROBIN C. STANCIL
Name:	Robin C. Stancil
Title:	Director of Operations

Cent CDO 15 Limited
By: Columbia Management Investment Advisers, LLC as Collateral Manager, as Consenting Lender

By:	/S/ ROBIN C. STANCIL
Name:	Robin C. Stancil
Title:	Director of Operations

Centurion CDO VI, Ltd
By: Columbia Management Investment Advisers, LLC as Collateral Manager, as Consenting Lender

By:	/S/ ROBIN C. STANCIL
Name:	Robin C. Stancil
Title:	Director of Operations

Centurion CDO VII Limited
By: Columbia Management Investment Advisers, LLC as Collateral Manager, as Consenting Lender

By:	/S/ ROBIN C. STANCIL
Name:	Robin C. Stancil
Title:	Director of Operations

Centurion CDO 8 Limited
By: Columbia Management Investment Advisers, LLC as Collateral Manager, as Consenting Lender

By:	/S/ ROBIN C. STANCIL
Name:	Robin C. Stancil
Title:	Director of Operations

Centurion CDO 9 Limited
By: Columbia Management Investment Advisers, LLC as Collateral Manager, as Consenting Lender

By:	/S/ ROBIN C. STANCIL
Name:	Robin C. Stancil
Title:	Director of Operations

RiverSource Bond Series, Inc. – Columbia Floating
Rate Fund, as a Consenting Lender

By:	/S/ ROBIN C. STANCIL
Name:	Robin C. Stancil
Title:	Assistant Vice President

RiverSource Life Insurance Company, as a Consenting
Lender

By:	/S/ ROBIN C. STANCIL
Name:	Robin C. Stancil
Title:	Authorized Signatory

Goldman Sachs Asset Management CLO, Public Limited Company
By: Goldman Sachs Asset Manager, L.P., as Manager, as a Consenting Lender

By:	/S/ SRIVATHSA GOPINATH
Name:	Srivathsa Gopinath
Title:	Vice President

Artus Loan Fund 2007 – I, Ltd.
Osprey CDO 2006 – 1 Ltd., each as a Consenting Lender
By: Babson Capital Management LLC, as Collateral Manager

By:	/S/ ARTHUR J. MCMAHON, JR.
Name:	Arthur J. McMahon, Jr.
Title:	Managing Director

Vincasa CLO, Ltd., as a Consenting Lender
By: Babson Capital Management LLC, as Collateral Servicer

By:	/S/ ARTHUR J. MCMAHON, JR.
Name:	Arthur J. McMahon, Jr.
Title:	Managing Director

Callidus Debt Partners CLO Fund II, Ltd.
By: GSO/Blackstone Debt Funds Management LLC as Collateral Manager

By:	/S/ DANIEL H. SMITH
Name:	Daniel H. Smith
Title:	Authorized Signatory

Callidus Debt Partners CLO Fund IV, Ltd.
By: GSO/Blackstone Debt Funds Management LLC as Collateral Manager

By:	/S/ DANIEL H. SMITH
Name:	Daniel H. Smith
Title:	Authorized Signatory

Callidus Debt Partners CLO Fund V, Ltd.
By: GSO/Blackstone Debt Funds Management LLC as Collateral Manager

By:	/S/ DANIEL H. SMITH
Name:	Daniel H. Smith
Title:	Authorized Signatory

Callidus Debt Partners CLO Fund VI, Ltd.
By: GSO/Blackstone Debt Funds Management LLC as Collateral Manager

By:	/S/ DANIEL H. SMITH
Name:	Daniel H. Smith
Title:	Authorized Signatory

Callidus Debt Partners CLO Fund VII, Ltd.
By: GSO/Blackstone Debt Funds Management LLC as Collateral Manager

By:	/S/ DANIEL H. SMITH
Name:	Daniel H. Smith
Title:	Authorized Signatory

Central Park CLO, Ltd.
By: GSO/Blackstone Debt Funds Management LLC as Collateral Manager

By:	/S/ DANIEL H. SMITH
Name:	Daniel H. Smith
Title:	Authorized Signatory

Essex Park CLO, Ltd.
By: Blackstone Debt Advisors L.P., as Collateral Manager

By:	/S/ DANIEL H. SMITH
Name:	Daniel H. Smith
Title:	Authorized Signatory

FM Leveraged Capital Fund II
By: GSO/Blackstone Debt Funds Management LLC as Subadviser to FreidbergMilstein LLC

By:	/S/ DANIEL H. SMITH
Name:	Daniel H. Smith
Title:	Authorized Signatory

Gale Force 1 CLO, Ltd.
By: GSO/Blackstone Debt Funds Management LLC as Collateral Manager

By:	/S/ DANIEL H. SMITH
Name:	Daniel H. Smith
Title:	Authorized Signatory

Gale Force 3 CLO, Ltd.
By: GSO/Blackstone Debt Funds Management LLC as Collateral Manager

By:	/S/ DANIEL H. SMITH
Name:	Daniel H. Smith
Title:	Authorized Signatory

Gale Force 4 CLO, Ltd.
By: GSO/Blackstone Debt Funds Management LLC as Collateral Servicer

By:	/S/ DANIEL H. SMITH
Name:	Daniel H. Smith
Title:	Authorized Signatory

Lafayette Square CDO Ltd.
By: Blackstone Debt Advisors L.P. as Collateral Manager

By:	/S/ DANIEL H. SMITH
Name:	Daniel H. Smith
Title:	Authorized Signatory

Maps CLO Fund I, LLC
By: GSO/Blackstone Debt Funds Management LLC as Collateral Manager

By:	/S/ DANIEL H. SMITH
Name:	Daniel H. Smith
Title:	Authorized Signatory

Maps CLO Fund II, Ltd.
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/S/ DANIEL H. SMITH
Name:	Daniel H. Smith
Title:	Authorized Signatory

PROSPECT PARK CDO LTD.
By: Blackstone Debt Advisors L.P. as Collateral Manager

By:	/S/ DANIEL H. SMITH
Name:	Daniel H. Smith
Title:	Authorized Signatory

Green Park CDO B.V., as a Lender

By:	/S/ DANIEL H. SMITH
Name:	Daniel H. Smith
Title:	Authorized Signatory

Hyde Park CDO B.V., as a Lender

By:	/S/ DANIEL H. SMITH
Name:	Daniel H. Smith
Title:	Authorized Signatory

Regent’s Park CDP B.V., as a Lender

By:	/S/ DANIEL H. SMITH
Name:	Daniel H. Smith
Title:	Authorized Signatory

ST. JAMES’S PARK CDO B.V., as a Lender

By:	/S/ DANIEL H. SMITH
Name:	Daniel H. Smith
Title:	Authorized Signatory

Callidus Debt Partners CLO Fund III, Ltd.
By: CSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/S/ DANIEL H. SMITH
Name:	Daniel H. Smith
Title:	Authorized Signatory

SANDS POINT FUNDING LTD., as a Consenting Lender
By: Guggenheim Investment Management, LLC as Collateral Manager

By:	/S/ KAITLIN TRINH
Name:	Kaitlin Trinh
Title:	Managing Director

Garnet Financial LLC, as a Consenting Lender
By: Guggenheim Investment Management, LLC as Investment Manager

By:	/S/ KAITLIN TRINH
Name:	Kaitlin Trinh
Title:	Managing Director

Kennecott Funding Ltd., as a Consenting Lender
By: Guggenheim Investment Management, LLC as Collateral Management

By:	/S/ KAITLIN TRINH
Name:	Kaitlin Trinh
Title:	Managing Director

IN-FP2 LLC, as a Consenting Lender
By: Guggenheim Investment Management, LLC as Investment Manager

By:	/S/ KAITLIN TRINH
Name:	Kaitlin Trinh
Title:	Managing Director

IN-FP3 LLC, as a Consenting Lender
By: Guggenheim Investment Management, LLC as Investment Manager

By:	/S/ KAITLIN TRINH
Name:	Kaitlin Trinh
Title:	Managing Director

Claymore/Guggenheim Strategic Opportunities Fund, as a Consenting Lender
By: Guggenheim Partners Asset Management, LLC

By:	/S/ KAITLIN TRINH
Name:	Kaitlin Trinh
Title:	Portfolio Manager

IN-FP1 LLC, as a Consenting Lender
By: Guggenheim Investment Management, LLC as Investment Manager

By:	/S/ KAITLIN TRINH
Name:	Kaitlin Trinh
Title:	Managing Director

Green Lane CLO Ltd., as a Consenting Lender
By: Guggenheim Investment Management, LLC as Collateral Manager

By:	/S/ KAITLIN TRINH
Name:	Kaitlin Trinh
Title:	Managing Director

COPPER RIVER CLO LTD., as a Consenting Lender
By: Guggenheim Investment Management, LLC as Collateral Management

By:	/S/ KAITLIN TRINH
Name:	Kaitlin Trinh
Title:	Managing Director

Security Benefit Life Insurance Company, as a Consulting Lender
By: Guggenheim Partners Asset Management, LLC

By:	/S/ KAITLIN TRINH
Name:	Kaitlin Trinh
Title:	Portfolio Manager

Midland National Life Insurance Company, as a Consenting Lender
By: Guggenheim Partners Asset Management, LLC

By:	/S/ KAITLIN TRINH
Name:	Kaitlin Trinh
Title:	Portfolio Manager

Guggenheim Life and Annuity Company, as a Consenting Lender
By. Guggenheim Partners Asset Management, LLC

By:	/S/ KAITLIN TRINH
Name:	Kaitlin Trinh
Title:	Portfolio Manager

Intel Corporation Profit Sharing Retirement Plan, as a Consenting Lender
By: Guggenheim Partners Asset Management, LLC

By:	/S/ KAITLIN TRINH
Name:	Kaitlin Trinh
Title:	Portfolio Manager

Iron Hill CLO Limited, by Guggenheim Partners Europe Limited as Collateral Manager, as a Consenting Lender

By:	/S/ ADRIAN DUFFY
Name:	Adrian Duffy
Title:	Senior Managing Director, Guggenheim Partners Europe Limited

Madison Park Funding VII, as a Consenting Lender

By:	/S/ LAURI WHITLOCK
Name:	Lauri Whitlock
Title:	Authorized Signatory

BDIF LLC, as a Consenting Lender
By: Guggenheim Investment Management, LLC as Investment Manager

By:	/S/ KAITLIN TRINH
Name:	Kaitlin Trinh
Title:	Managing Director

Westbrook CLO, LTD, as a Consenting Lender.
By: Shenkman Capital Management, Inc., as Investment Manager

By:	/S/ RICHARD H. WEINSTEIN
Name:	Richard H. Weinstein
Title:	Chief Operating Officer

LMP Corporate Loan Fund, Inc.
By: Citi Alternative Investments, LLC, as a Consenting Lender

By:	/S/ MELANIE HANLON
Name:	Melanie Hanlon
Title:

CCA EAGLE LOAN MASTER FUND LTD.
By: Citigroup Alternative Investments LLC, as Investment manager for and on behalf of CCA EAGLE LOAN MASTER FUND LTD., as a Consenting Lender

By:	/S/ MELANIE HANLON
Name:	Melanie Hanlon
Title:

Fraser Sullivan CLO I, Ltd., as a Consenting Lender.
By: WCAS Fraser Sullivan Investment Management, LLC, as Collateral Manager

By:	/S/ JOHN W. FRASER
Name:	John W. Fraser
Title:	Manager

Fraser Sullivan CLO II, Ltd., as a Consenting Lender.
By: WCAS Fraser Sullivan Investment Management, LLC, as Collateral Manager

By:	/S/ JOHN W. FRASER
Name:	John W. Fraser
Title:	Manager

ING Prime Rate Trust
By: ING Investment Management Co., as its investment manager

ING Senior Income Fund
By: ING Investment Management Co., as its investment manager

ING Investment Management CLO I, LTD.
By: ING Investment Management Co., as its investment manager

ING Investment Management CLO II, LTD.
By: ING Investment Management Co., as its investment manager

ING Investment Management CLO III, LTD.
By: ING Investment Management Co., as its investment manager

ING Investment Management CLO IV, LTD.
By: ING Investment Management Co., as its investment manager

ING Investment Management CLO V, LTD.
By: ING Investment Management Co., as its investment manager

ING International (II) – Senior Loans
By: ING Investment Management Co., as its investment manager as a Consenting Lender

By:	/S/ MICHAEL PRINCE
Name:	Michael Prince, CFA
Title:	Senior Vice President

ROSEDALE CLO LTD.
By: Princeton Advisory Group, Inc., the Collateral Manager

By:	/S/ ASHISH SOOD
Name:	Ashish Sood
Title:	Analyst

MACQUARIE BANK LIMITED, as a Consenting Lender.

By:	/S/ MARC THATCHER
Name:	Marc Thatcher
Title:	Managing Director

By:	/S/ JOEL OUTLAW
Name:	Joel Outlaw
Title:	Associate Director, Legal Risk Management

CapitalSource Finance LLC, as a Consenting Lender

By:	/S/ CHRISTOPHER J. BLAGG
Name:	Christopher J. Blagg
Title:	Authorized Signatory

Four Corners CLO II, Ltd.
as a Consenting Lender

By:	/S/ MATTHEW GARVIS
Name:	Matthew Garvis
Title:	Vice President

Trimaran CLO IV Ltd.
By Trimaran Advisors, L.L.C., as a Consenting Lender

By:	/S/ DOMINICK J. MAZZITELLI
Name:	Dominick J. Mazzitelli
Title:	Managing Director

Trimaran CLO V Ltd.
By Trimaran Advisors, L.L.C., as a Consenting Lender

By:	/S/ DOMINICK J. MAZZITELLI
Name:	Dominick J. Mazzitelli
Title:	Managing Director

Trimaran CLO VI Ltd.
By Trimaran Advisors, L.L.C., as a Consenting Lender

By:	/S/ DOMINICK J. MAZZITELLI
Name:	Dominick J. Mazzitelli
Title:	Managing Director

Trimaran CLO VII Ltd.
By Trimaran Advisors, L.L.C., as a Consenting Lender

By:	/S/ DOMINICK J. MAZZITELLI
Name:	Dominick J. Mazzitelli
Title:	Managing Director

BALLANTYNE FUNDING LLC, as a Consenting Lender

By:	/S/ STACY LAI
Name:	Stacy Lai
Title:	Assistant Vice President

MC Funding, Ltd.
By: Monroe Capital Management, LLC, as Collateral Manager, as a Consenting Lender

By:	/S/ JEREMY VANDERMEID
Name:	Jeremy VanDerMeid
Title:	Managing Director

ALM Loan Funding 2010-1, Ltd.
By: Apollo Credit Management, LLC, its collateral manager, as a Consenting Lender

By:	/S/ JOSEPH MORONEY
Name:	Joseph Moroney
Title:	Vice President

Cadogan Square CLO IV, as a Consenting Lender

By:	/S/ LAURI WHITLOCK
Name:	Lauri Whitlock
Title:	Authorized Signatory

Qualcomm Global Trading, Inc.
By: Credit Suisse Asset Management, LLC, as investment manager

By:	/S/ LAURI WHITLOCK
Name:	Lauri Whitlock
Title:	Authorized Signatory

Atrium VI
By: Credit Suisse Asset Management, LLC, as collateral management

By:	/S/ LAURI WHITLOCK
Name:	Lauri Whitlock
Title:	Authorized Signatory

Bentham Wholesale Syndicated Loan Fund
By: Credit Suisse Asset Management, LLC, as Agent (Sub-advisor) to Challenger Investment Services Limited, the Responsible Entity for Bentham Wholesale Syndicated Loan Fund

By:	/S/ LAURI WHITLOCK
Name:	Lauri Whitlock
Title:	Authorized Signatory

Madison Park Funding II, Ltd.
By: Credit Suisse Asset Management, LLC, as collateral manager

By:	/S/ LAURI WHITLOCK
Name:	Lauri Whitlock
Title:	Authorized Signatory

Castle Garden Funding, as a Consenting Lender

By:	/S/ LAURI WHITLOCK
Name:	Lauri Whitlock
Title:	Authorized Signatory

Madison park Funding III, Ltd.
By: Credit Suisse Asset Management, LLC, as collateral manager

By:	/S/ LAURI WHITLOCK
Name:	Lauri Whitlock
Title:	Authorized Signatory

Madison Park Funding VI, Ltd.
By: Credit Suisse Asset Management, LLC, as collateral manager

By:	/S/ LAURI WHITLOCK
Name:	Lauri Whitlock
Title:	Authorized Signatory

Madison Park Funding V, Ltd.
By: Credit Suisse Asset Management, LLC, as collateral manager

By:	/S/ LAURI WHITLOCK
Name:	Lauri Whitlock
Title:	Authorized Signatory

Madison Park Funding IV, Ltd.
By: Credit Suisse Asset Management, LLC, as collateral manager

By:	/S/ LAURI WHITLOCK
Name:	Lauri Whitlock
Title:	Authorized Signatory

Atrium V
By: Credit Suisse Asset Management, LLC, as collateral manager

By:	/S/ LAURI WHITLOCK
Name:	Lauri Whitlock
Title:	Authorized Signatory

CSAM Funding III, as a Consenting Lender

By:	/S/ LAURI WHITLOCK
Name:	Lauri Whitlock
Title:	Authorized Signatory

Atrium CDO, as a Consenting Lender

By:	/S/ LAURI WHITLOCK
Name:	Lauri Whitlock
Title:	Authorized Signatory

CSAM Funding II, as a Consenting Lender

By:	/S/ LAURI WHITLOCK
Name:	Lauri Whitlock
Title:	Authorized Signatory

CSAM Funding I, as a Consenting Lender

By:	/S/ LAURI WHITLOCK
Name:	Lauri Whitlock
Title:	Authorized Signatory

Atrium IV, as a Consenting Lender

By:	/S/ LAURI WHITLOCK
Name:	Lauri Whitlock
Title:	Authorized Signatory

Madison Park Funding I, Ltd., as a Consenting Lender
(Registrant)

By:	/S/ LAURI WHITLOCK
Name:	Lauri Whitlock
Title:	Authorized Signatory

CSAM Funding IV, as a Consenting Lender

By:	/S/ LAURI WHITLOCK
Name:	Lauri Whitlock
Title:	Authorized Signatory

Credit Suisse High Income Fund
By: Credit Suisse Asset Management, as Investment Adviser

By:	/S/ LAURI WHITLOCK
Name:	Lauri Whitlock
Title:	Authorized Signatory

Raytheon Master Pension Trust.
By: Credit Suisse Asset Management, as its investment adviser

By:	/S/ LAURI WHITLOCK
Name:	Lauri Whitlock
Title:	Authorized Signatory

LightPoint CLO III, Ltd., as a Consenting Lender
By: Neuberger Berman Fixed Income LLC as collateral manager

By:	/S/ COLIN DONLAN
Name:	Colin Donlan
Title:	Authorized Signatory

LightPoint CLO IV, Ltd., as a Consenting Lender
By: Neuberger Berman Fixed Income LLC as collateral manager

By:	/S/ COLIN DONLAN
Name:	Colin Donlan
Title:	Authorized Signatory

LightPoint CLO V, Ltd., as a Consenting Lender
By: Neuberger Berman Fixed Income LLC as collateral manager

By:	/S/ COLIN DONLAN
Name:	Colin Donlan
Title:	Authorized Signatory

LightPoint CLO VII, Ltd., as a Consenting Lender
By: Neuberger Berman Fixed Income LLC as collateral manager

By:	/S/ COLIN DONLAN
Name:	Colin Donlan
Title:	Authorized Signatory

LightPoint CLO VIII, Ltd., as a Consenting Lender
By: Neuberger Berman Fixed Income LLC as collateral manager

By:	/S/ COLIN DONLAN
Name:	Colin Donlan
Title:	Authorized Signatory

LightPoint Pan-European CLO 2006 Plc., as a Consenting Lender
By: Neuberger Berman Fixed Income LLC as collateral manager

By:	/S/ COLIN DONLAN
Name:	Colin Donlan
Title:	Authorized Signatory

LightPoint Pan-European CLO 2007-1 Plc., as a Consenting Lender
By: Neuberger Berman Fixed Income LLC as collateral manager

By:	/S/ COLIN DONLAN
Name:	Colin Donlan
Title:	Authorized Signatory

Marquette US/European CLO, Plc., as a Consenting Lender
By: Neuberger Berman Fixed Income LLC as collateral manager

By:	/S/ COLIN DONLAN
Name:	Colin Donlan
Title:	Authorized Signatory

Arlie CLO 2006-1, Ltd., as a Consenting Lender
By: Neuberger Berman Fixed Income LLC as collateral manager

By:	/S/ COLIN DONLAN
Name:	Colin Donlan
Title:	Authorized Signatory

Neuberger Berman – Floating Rate Income Fund, as a Consenting Lender

By:	/S/ COLIN DONLAN
Name:	Colin Donlan
Title:	Authorized Signatory

LANDMARK VII CDO LTD.
By Aladdin Capital Management LLC, as Lender

By:	/S/ THOMAS E. BANCROFT
Name:	Thomas E. Bancroft
Title:	Designated Signatory

GULF STREAM-COMPASS CLO 2003-1, LTD
By: Gulf Stream Asset Management LLC As Collateral Manager

GULF STREAM-COMPASS CLO 2005-1, LTD
By: Gulf Stream Asset Management LLC As Collateral Manager

GULF STREAM-COMPASS CLO 2005-II, LTD
By: Gulf Stream Asset Management LLC As Collateral Manager

GULF STREAM-SEXTANT CLO 2006-1, LTD
By: Gulf Stream Asset Management LLC As Collateral Manager

GULF STREAM-RASHINBAN CLO 2006-1, LTD
By: Gulf Stream Asset Management LLC As Collateral Manager

GULF STREAM-SEXTANT CLO 2007-1, LTD
By: Gulf Stream Asset Management LLC As Collateral Manager

NEPTUNE FINANCE CCS, LTD
By: Gulf Stream Asset Management LLC As Collateral Manager as a Consenting Lender

By:	/S/ BARRY K. LOVE
Name:	Barry K. Love
Title:	Chief Credit Officer

WhiteHorse V, Ltd
By: WhiteHorse Capital Partners LP As collateral manager By WhiteRock Asset Advisor LLC its GP

By:	/S/ JAY CARVELL
Name:	Jay Carvell
Title:	Manager

Lime Street CLO Ltd., as a Consenting Lender

By:	/S/ SCOTT D’ORSI
Name:	Scott D’Orsi
Title:	P.M.

Genesis CLO 2007-2, Ltd, as a Lender, as a Consenting Lender
By: LLCP Advisors LLC, as Collateral Manager

By:	/S/ STEVEN HARTMAN
Name:	Steven Hartman
Title:	Vice President

LATITUDE CLO I, LTD, as a Consenting Lender.

By:	/S/ KIRK WALLACE
Name:	Kirk Wallace
Title:	Senior Vice President

LATITUDE CLO II, LTD, as a Consenting Lender.

By:	/S/ KIRK WALLACE
Name:	Kirk Wallace
Title:	Senior Vice President

LATITUDE CLO III, LTD, as a Consenting Lender.

By:	/S/ KIRK WALLACE
Name:	Kirk Wallace
Title:	Senior Vice President

STAWINSKY I PLC, as a Consenting Lender

By:	/S/ R. HAWKES
Name:	R. Hawkes
Title:	Collateral Manager

Dalradian European CLO II BV
Dalradian European CLO III BV
Dalradian European CLO IV BV, as a Consenting Lender

By:	/S/ DAVID WILSON
Name:	David Wilson
Title:	Portfolio Manager

Alpstar CLO I plc
as a Consenting Lender

By:	/S/ MARGARET KENNEDY
Name:	Margaret Kennedy
Title:	Director

Alpstar CLO 2 plc, as a Consenting lender

By:	/S/ DAVID MCGUINNESS
Name:	David McGuinness
Title:	Director

CAIRN CLO II B.V.
as a Consenting Lender

By:	/S/ JAMES STARKY
Name:	James Starky
Title:	Chief Legal Officer, Cairn Capital Limited as Investment Manager

Gresham Capital CLO I B.V., as a Consenting lender

By:	/S/ GARY LAUGHTON
Name:	Gary Laughton
Title:	Authorised Signatory

By:	/S/ DUNCAN SMITH
Name:	Duncan Smith
Title:	Authorised Signatory

Gresham Capital CLO III B.V., as a Consenting lender

By:	/S/ GARY LAUGHTON
Name:	Gary Laughton
Title:	Authorised Signatory

By:	/S/ DUNCAN SMITH
Name:	Duncan Smith
Title:	Authorised Signatory

RMF Euro CDO III PLC, as a Consenting Lender

By:	/S/ CORNELIS VAN DEN OUWELAND
Name:	Cornelis van den Ouweland
Title:	Authorised Signatory

By:	/S/ M. PAYNE
Name:	M. Payne
Title:	Authorised Signatory

RMF Euro CDO V PLC, as a Consenting Lender

By:	/S/ CORNELIS VAN DEN OUWELAND
Name:	Cornelis van den Ouweland
Title:	Authorised Signatory

By:	/S/ M. PAYNE
Name:	M. Payne
Title:	Authorised Signatory

AMMC CLO III, LIMITED
By: American Money Management Corp., as Collateral Manager

By:	/S/ CHESTER M. ENG
Name:	Chester M. Eng
Title:	Senior Vice President

AMMC CLO V, LIMITED
By: American Money Management Corp., as Collateral Manager

By:	/S/ CHESTER M. ENG
Name:	Chester M. Eng
Title:	Senior Vice President

AMMC CLO VII, LIMITED
By: American Money Management Corp., as Collateral Manager

By:	/S/ CHESTER M. ENG
Name:	Chester M. Eng
Title:	Senior Vice President

AMMC CLO VIII, LIMITED
By: American Money Management Corp., as Collateral Manager

By:	/S/ CHESTER M. ENG
Name:	Chester M. Eng
Title:	Senior Vice President

BLUEMOUNTAIN CLO LTD.
By: BLUEMOUNTAIN CAPITAL MANAGEMENT LLC. Its Collateral Manager as a Consenting Lender

By:	/S/ MICHAEL ABATEMARCO
Name:	Michael Abatemarco
Title:	Associate

BLUEMOUNTAIN CLO II LTD.
By: BLUEMOUNTAIN CAPITAL MANAGEMENT LLC. Its Collateral Manager as a Consenting Lender

By:	/S/ MICHAEL ABATEMARCO
Name:	Michael Abatemarco
Title:	Associate

BLUEMOUNTAIN CLO III LTD.
By: BLUEMOUNTAIN CAPITAL MANAGEMENT LLC. Its Collateral Manager as a Consenting Lender

By:	/S/ MICHAEL ABATEMARCO
Name:	Michael Abatemarco
Title:	Associate

Lord Abbett Floating Rate Fund, Inc., as a Consenting Lender

By:	/S/ CHRISTOPHER J. TOWLE
Name:	Christopher J. Towle
Title:	Executive Vice President, Portfolio Manager

APOSTLE LOOMIS SAYLES CREDIT OPPORTUNITIES FUND, as a Lender
By:	Loomis, Sayles & Company, L.P., Its Investment Manager
By:	Loomis, Sayles & Company, Incorporated, Its General Partner

as a Consenting Lender

By:	/S/ MARY MCCARTHY
Name:	Mary McCarthy
Title:	Vice President

APOSTLE LOOMIS SAYLES SENIOR LOAN FUND, as a Lender
By:	Loomis, Sayles & Company, L.P., Its Investment Manager
By:	Loomis, Sayles & Company, Incorporated, Its General Partner

as a Consenting Lender

By:	/S/ MARY MCCARTHY
Name:	Mary McCarthy
Title:	Vice President

CONFLUENT 4 LIMITED, as a Lender
By:	Loomis, Sayles & Company, L.P., As Sub-Manager
By:	Loomis, Sayles & Company, Incorporated, Its General Partner

as a Consenting Lender

By:	/S/ MARY MCCARTHY
Name:	Mary McCarthy
Title:	Vice President

LOOMIS SAYLES CLO I, LTD., as a Lender
By:	Loomis, Sayles & Company, L.P., Its Investment Manager
By:	Loomis, Sayles & Company, Incorporated, Its General Partner

as a Consenting Lender

By:	/S/ MARY MCCARTHY
Name:	Mary McCarthy
Title:	Vice President

LOOMIS SAYLES LEVERAGED SENIOR FUND LTD., as a Lender
By:	Loomis, Sayles & Company, L.P., Its Investment Manager
By:	Loomis, Sayles & Company, Incorporated, Its General Partner

as a Consenting Lender

By:	/S/ MARY MCCARTHY
Name:	Mary McCarthy
Title:	Vice President

THE LOOMIS SAYLES SENIOR LOAN FUND LLC, as a Lender
By:	Loomis, Sayles & Company, L.P., Its Managing Member
By:	Loomis, Sayles & Company, Incorporated, Its General Partner

as a Consenting Lender

By:	/S/ MARY MCCARTHY
Name:	Mary McCarthy
Title:	Vice President

NATIXIS LOOMIS SAYLES SENIOR LOAN FUND, as a Lender
By:	Loomis, Sayles & Company, L.P., Its Investment Manager
By:	Loomis, Sayles & Company, Incorporated, Its General Partner

as a Consenting Lender

By:	/S/ MARY MCCARTHY
Name:	Mary McCarthy
Title:	Vice President

FOUR CORNERS CLO 2005-I, Ltd.
By: Four Corners Capital management, LLC As Collateral Manager

By:	/S/ ADAM BROWN
Name:	Adam Brown
Title:	Vice President

Four Corners CLO III, Ltd.
By: Macquarie Funds Group FKA Four Corners Capital Management, LLC As Collateral Manager

By:	/S/ ADAM BROWN
Name:	Adam Brown
Title:	Vice President

SFR, LTD.
By: Four Corners Capital Management, LLC As Collateral Manager

By:	/S/ ADAM BROWN
Name:	Adam Brown
Title:	Vice President

CIFC Funding 2006-I, Ltd. CIFC Funding 2006-II, Ltd. CIFC Funding 2007-II, Ltd. CIFC Funding 2007-III, Ltd. CIFC Funding 2007-IV, Ltd.

By: CIFC Investment Management LLC, its Collateral Management

By:	/S/ STEVE VACCARO
Name:	Steve Vaccaro
Title:	Authorized Signatory

STATIC LOAN FUNDING 2007-1 LTD. as a Consenting Lender

By:	/S/ COLIN ATKINS
Name:	Colin Atkins
Title:	Managing Director

EUROCREDIT OPPORTUNITIES PARALLEL FUNDING I LTD, as a Consenting Lender

By:	/S/ J M BARKER
Name:	J M Barker
Title:	Authorized Signatory

EUROCREDIT INVESTMENT FUND II PLC, as a Consenting Lender

By:	/S/ J M BARKER
Name:	J M Barker
Title:	Authorized Signatory

EUROCREDIT INVESTMENT FUND I PLC, as a Consenting Lender

By:	/S/ J M BARKER
Name:	J M Barker
Title:	Authorized Signatory

CONFLUENT I LTD, as a Consenting Lender

By:	/S/ J M BARKER
Name:	J M Barker
Title:	Authorized Signatory

EUROCREDIT CDO VIII LTD, as a Consenting Lender

By:	/S/ J M BARKER
Name:	J M Barker
Title:	Authorized Signatory

EUROCREDIT CDO IV BV, as a Consenting Lender

By:	/S/ J M BARKER
Name:	J M Barker
Title:	Authorized Signatory

EUROCREDIT CDO V PLC, as a Consenting Lender

By:	/S/ J M BARKER
Name:	J M Barker
Title:	Authorized Signatory

EUROCREDIT CDO VI PLC, as a Consenting Lender

By:	/S/ J M BARKER
Name:	J M Barker
Title:	Authorized Signatory

EUROCREDIT CDO VII PLC, as a Consenting Lender

By:	/S/ J M BARKER
Name:	J M Barker
Title:	Authorized Signatory

ICG EUROPEAN LOAN FUND I LTD, as a Consenting Lender

By:	/S/ J M BARKER
Name:	J M Barker
Title:	Authorized Signatory

Indicus Advisors LLP (as manager of Queen Street CLO 1 BV and Queen Street CLO II BV), as a Consenting Lender

By:	/S/ FRANCOIS GAUVIN
Name:	Francois Gauvin
Title:	Attorney in Fact

JNL/PPM America Floating Rate Income Fund, a series of the JNL Series Trust, as a Consenting Lender.
By: PPM America, Inc., as sub-advisor

By:	/S/ DAVID C. WAGNER
Name:	David C. Wagner
Title:	Managing Director

Axa Investment Managers on behalf of Adaigo CLO I B.V., as a Consenting Lender

By:	/S/ OLIVIER TESTARD
Name:	Olivier Testard
Title:	Head of Leveraged Finance Research

Axa Investment Managers on behalf of Adaigo II CLO plc as a Consenting Lender

By:	/S/ OLIVIER TESTARD
Name:	Olivier Testard
Title:	Head of Leveraged Finance Research

Axa Investment Managers on behalf of
Adaigo III CLO plc as a Consenting Lender

By:	/S/ OLIVIER TESTARD
Name:	Olivier Testard
Title:	Head of Leveraged Finance Research

Axa Investment Managers on behalf of
Matignon Leveraged Loans Limited as a Consenting Lender

By:	/S/ OLIVIER TESTARD
Name:	Olivier Testard
Title:	Head of Leveraged Finance Research

Axa Investment Managers on behalf of
Oryx European CLO B.V. as a Consenting Lender

By:	/S/ OLIVIER TESTARD
Name:	Olivier Testard
Title:	Head of Leveraged Finance Research

COA Tempus CLO Ltd, as a Consenting Lender.
By: FS COA Management, LLC, as Portfolio Manager

By:	/S/ JOHN W. FRASER
Name:	John W. Fraser
Title:	Manager

RWN Investment Holdings, LLC as a Consenting Lender.

By:	/S/ KEVIN C. SMITH
Name:	Kevin C. Smith
Title:	Trader & Investment Analyst

By:	/S/ KENNETH E. GLASSMAN
Name:	Kenneth E. Glassman
Title:	CEO & Chief Investment Officer

OWS I CLO I, LTD, Pacifica CDO V, B.V. Pacifica CDO VI, B.V. Veritas CLO II, LTD Westwood CLO I, LTD Westwood CLO II, LTD

as an Extending and Consenting Lender

By:	/S/ JOSEPHINE SHIN
Name:	Josephine Shin
Title:	Senior VP

Saturn CLO, Ltd.
By: PineBridge Investment LLC., Its Collateral Manager

Galaxy III CLO, Ltd.
By: PineBridge Investment LLC., Its Collateral Manager

Galaxy IV CLO, Ltd.
By: PineBridge Investment LLC., Its Collateral Manager

Galaxy V CLO, Ltd.
By: PineBridge Investment LLC., Its Collateral Manager

Galaxy VI CLO, Ltd.
By: PineBridge Investment LLC., Its Collateral Manager

Galaxy VII CLO, Ltd.
By: PineBridge Investment LLC., Its Collateral Manager

Galaxy VIII CLO, Ltd.
By: PineBridge Investment LLC., Its Collateral Manager

Galaxy X CLO, Ltd.
By: PineBridge Investment LLC., Its Collateral Manager

American International Group, Inc.
By: PineBridge Investment LLC., Its Collateral Manager

PineBridge Bank Loan Fund Ltd.
By: PineBridge Investment LLC., Its Collateral Manager

Plymouth Rock CLO, Ltd.
By: PineBridge Investment LLC., Its Collateral Manager as a Consenting Lender

By:	/S/ W. JEFFREY BAXTER
Name:	W. Jeffrey Baxter
Title:	Managing Director

Euro-Galaxy CLO BV
By: PineBridge Investments Europe Limited As Collateral Manager

By:	/S/ STEVEN S. OH
Name:	Steven S. Oh
Title:	Authorized Signatory

Euro-Galaxy II CLO BV
By: PineBridge Investments Europe Limited As Collateral Manager

By:	/S/ STEVEN S. OH
Name:	Steven S. Oh
Title:	Authorized Signatory

Golden Knight II CLO, Ltd.
as a Consenting Lender

By:	/S/ CHRISTOPHER J. TOWLE
Name:	Christopher J. Towle
Title:	Executive Vice President, Portfolio Manager

Schedule 2.01(c)

Revolving Tranche-1 Commitment

Lender	RC Commitment
CSAM	50,750,000
Capital Source	25,000,000
Halcyon	16,769,206
Guggenheim	15,000,000
CIT	10,000,000
Oaktree Capital	9,622,855
Oak Hill	9,307,939
Invesco	5,000,000
Oppenheimer	4,300,000
Prudential	4,000,000
Non-Extended Total	149,750,000

Revolving Tranche-2 Commitment

Lender	RC Commitment
Morgan Stanley	82,000,000
JPMorgan Chase	43,750,000
Goldman Sachs	30,000,000
Deutsche Bank	22,000,000
GE Capital	17,500,000
Investec	5,000,000
Extended Total	200,250,000

Exhibit A

FORM OF

COMMITTED LOAN NOTICE

To:	Morgan Stanley Senior Funding, Inc., as Administrative Agent One Pierrepont Plaza, 7th Floor 300 Cadman Plaza West Brooklyn, New York 11201

Attention:	Administrative Agent Team,
Loan Administration

Fax:	212-507-6680

[Date]

Ladies and Gentlemen:

Reference is made to the Credit Agreement dated as of April 10, 2007 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among CATALENT PHARMA SOLUTIONS, INC., PTS INTERMEDIATE HOLDINGS LLC, Morgan Stanley Senior Funding, Inc., as Administrative Agent, Collateral Agent and Swing Line Lender, Bank of America, N.A., as L/C Issuer and the Lenders from time to time party thereto. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

The Borrower hereby requests (select one):

[ ]	A Borrowing of new Loans

[ ]	A conversion of Loans

[ ]	A continuation of Loans

to be made on the terms set forth below:

(A)	Class of Borrowing[1]

(B)	Date of Borrowing, conversion or continuation (which is a Business Day)

(C)	Principal amount

(D)	Type of Loan[2]

(E)	Interest Period[3]

[1]	Euro Term Borrowing, Dollar Term Borrowing, Revolving Tranche-1 Borrowing or Revolving Tranche-2 Borrowing.
[2]	Specify Eurocurrency Rate Loan or Base Rate Loan.
[3]	Applicable for Eurocurrency Rate Loans only.

(F)	Currency of Loan[1]

The above request has been made to the Administrative Agent by telephone at 718-754-7291 / 7435.

[Remainder of Page Intentionally Blank]

[1]	Applicable for Term Loans only.

[The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that, on the date of this Committed Loan Notice and on the date of the related Borrowing, the conditions to lending specified in paragraphs (a) and (b) of Section 4.02 of the Credit Agreement have been satisfied.]1

CATALENT PHARMA SOLUTIONS, INC.

By:
Name:
Title:

[1]	Insert bracketed language if the Borrower is requesting a Borrowing of new Loans.

Exhibit C-3

LENDER: [                    ]

PRINCIPAL AMOUNT: $[                    ]

FORM OF

REVOLVING CREDIT NOTE

New York, New York

[Date]

FOR VALUE RECEIVED, the undersigned, CATALENT PHARMA SOLUTIONS, INC., a Delaware corporation (the “Borrower”), hereby promises to pay to the Lender set forth above (the “Lender”) or its registered assigns, in immediately available funds at the Administrative Agent’s Office (such term, and each other capitalized term used but not defined herein, having the meaning assigned to it in the Credit Agreement dated as of April 10, 2007 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among CATALENT PHARMA SOLUTIONS, INC., PTS INTERMEDIATE HOLDINGS LLC, Morgan Stanley Senior Funding, Inc., as Administrative Agent, Collateral Agent and Swing Line Lender, Bank of America, N.A., as L/C Issuer, the Lender and the other lenders from time to time party thereto, (A) on the dates set forth in the Credit Agreement, the lesser of (i) the principal amount set forth above and (ii) the aggregate unpaid principal amount of all Revolving Tranche-[1][2] Loans made by the Lender to the Borrower pursuant to the Credit Agreement, and (B) interest from the date hereof on the principal amount from time to time outstanding on each such Revolving Tranche-[1][2] Loan at the rate or rates per annum and payable on such dates as provided in the Credit Agreement in lawful money of the United States of America.

The Borrower promises to pay interest, on demand, on any overdue principal and, to the extent permitted by law, overdue interest from their due dates at a rate or rates provided in the Credit Agreement.

The Borrower hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever. The nonexercise by the holder hereof of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

All borrowings evidenced by this note and all payments and prepayments of the principal hereof and interest hereon and the respective dates thereof shall be endorsed by the holder hereof on the schedule attached hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; provided, however, that the failure of the holder hereof to make such a notation or any error in such notation shall not affect the obligations of the Borrower under this note.

This note is one of the Revolving Credit Notes referred to in the Credit Agreement that, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for optional and mandatory prepayment of the principal hereof prior to the maturity hereof and for the amendment or waiver of certain provisions of the Credit Agreement, all upon the terms and conditions therein specified.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

CATALENT PHARMA SOLUTIONS, INC.

By:
Name:
Title: